UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Quince Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT DATED JULY 31, 2026—SUBJECT TO COMPLETION

Dear Quince Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of Quince Therapeutics, Inc. (“Quince,” the “Company,” “we,” “our” or “us”), which will be held on      , September   , 2026 at 11:00 a.m. Eastern Time (the “Special Meeting”), unless postponed or adjourned to a later date. To facilitate stockholder participation in the Special Meeting, the Special Meeting will be held through a live webcast at https://edge.media-server.com/mmc/p/yb6vakam. You will not be able to attend the meeting in person. The record date for the Special Meeting is July 29, 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

On May 18, 2026, the Company acquired Orphai Holdings Therapeutics, Inc., a Delaware corporation (“Orphai HoldCo”) and Orphai Therapeutics, LLC, a Delaware limited liability company and wholly owned subsidiary of Orphai HoldCo (“Orphai Subsidiary” and, together with Orphai HoldCo, “Orphai” or “Orphai Therapeutics”), in accordance with the terms of the Agreement and Plan of Merger, dated May 17, 2026 (the “Merger Agreement”), by and among the Company, Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Phoenix Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), Orphai HoldCo and Orphai Subsidiary. Pursuant to the Merger Agreement, First Merger Sub merged with and into Orphai HoldCo, pursuant to which Orphai HoldCo was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Orphai HoldCo merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Acquisition”).

Under the terms of the Merger Agreement, following the closing of the Acquisition (the “Closing”), (i) the Company issued to the stockholders of Orphai HoldCo: (a) an aggregate of 162,971 shares of common stock, par value $0.001 per share of the Company (“common stock”) (after giving effect to a 1-for-20 reverse stock split, which occurred on June 29, 2026 (the “Reverse Stock Split”)) and (b) an aggregate of 67,101.235 shares of Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) (as described below), each share of which is convertible into 52 shares of common stock (after giving effect to the adjustment to the conversion ratio as a result of the Reverse Stock Split and representing 3,489,281 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below, (ii) all outstanding warrants to purchase shares of Orphai HoldCo capital stock were cancelled and exchanged, in accordance with the terms of such warrants, for PIPE Warrants (as defined below) to purchase an aggregate of 10,964.505 shares of Series C Preferred Stock (representing an aggregate of 570,169 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) at an exercise price of $996.90 per share of Series C Preferred Stock, for up to approximately $10.9 million in proceeds to the Company upon exercise thereof (the “Acquisition Warrants”) and (iii) all outstanding options to purchase Orphai Subsidiary common stock (the “Orphai Options”) were assumed by the Company and converted into options to purchase an aggregate of 1,308,804 shares of common stock (after giving effect to the Reverse Stock Split).

In connection with the Acquisition, on May 18, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”), pursuant to which, on May 21, 2026 (the “PIPE Closing”), the Company issued and sold (i) an aggregate of 144,200.633 shares of Series C Preferred Stock

(the “PIPE Preferred Shares”) (representing 7,498,447 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) and (ii) warrants (the “PIPE Warrants” and, together with the Acquisition Warrants, the “Warrants”) to purchase 72,100.322 shares of Series C Preferred Stock (together with the PIPE Preferred Shares, the “PIPE Securities”) (representing 3,749,231 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) at an exercise price of $996.90 per share of Series C Preferred Stock, for an aggregate upfront cash purchase price of approximately $115 million, with up to an additional approximately $72 million upon exercise of the PIPE Warrants (such transaction, the “2026 Private Placement” and, together with the Acquisition and the other transactions and actions contemplated by the Merger Agreement, the “Acquisition Transactions”).

Subject to the receipt of stockholder approval of Proposals No. 1 through No. 3 (the “Required Company Stockholder Matters”), each outstanding share of Series C Preferred Stock will automatically convert into 52 shares of common stock, subject to certain beneficial ownership limitations established by each holder. As a result of the transactions, immediately following the PIPE Closing, equityholders of the Company immediately prior to the acquisition owned approximately 6.9% of the common stock, equityholders of Orphai Therapeutics immediately prior to the acquisition owned approximately 31.9% of the common stock and the Investors in the 2026 Private Placement owned approximately 61.2% of the common stock, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) using the treasury stock method and based on the implied equity values of the Company and Orphai Therapeutics.

At the Special Meeting, we will ask our stockholders:

1.

To approve the issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b) (the “Conversion Proposal” or “Proposal No. 1”);

2.

To approve the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d) (the “Minimum Price Proposal” or “Proposal No. 2”);

3.

To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000 (the “Authorized Share Proposal” or “Proposal No. 3”);

4.	To approve the 2026 Equity Incentive Plan (the “2026 Plan Proposal” or “Proposal No. 4”);

5.	To approve the 2026 ESPP (the “2026 ESPP Proposal” or “Proposal No. 5”); and

6.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3 (the “Adjournment Proposal” or “Proposal No. 6”).

As described in the accompanying Proxy Statement, in connection with the execution of the Merger Agreement, the Company and Orphai Subsidiary entered into stockholder support agreements (the “Support Agreements”) with certain of the Company’s officers and directors (solely in their capacity as stockholders), representing approximately 2.9% of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock owned by such stockholder in favor of Proposals Nos. 1, 2 and 3 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.

After careful consideration, the Board has unanimously determined to recommend that our stockholders vote “FOR” the Conversion Proposal, “FOR” the Minimum Price Proposal, “FOR” the Authorized Share Proposal, “FOR” the 2026 Plan Proposal, “FOR” the 2026 ESPP Proposal and “FOR” the Adjournment Proposal.

Shares of our common stock are currently listed on The Nasdaq Global Select Market under the symbol “QNCX.” If the Required Company Stockholder Matters are approved, it is expected that we will change our name to “IRulya Therapeutics Inc.” and our common stock will trade under the symbol “IRLA.”

More information about the Acquisition and the Required Company Stockholder Matters is contained in the accompanying Proxy Statement. We urge you to read the Proxy Statement carefully and in its entirety.

Your vote is important. Whether or not you expect to attend the Special Meeting, please submit voting instructions for your shares promptly by using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, on your proxy card, to vote by one of the following methods: (1) over the Internet before the Special Meeting at www.voteproxy.com and during the Special Meeting at https://edge.media-server.com/mmc/p/yb6vakam, (2) by telephone by calling the toll-free number 1-800-776-9437, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

We thank you for your consideration and continued support.

Yours sincerely,

/s/ Dirk Thye

Dirk Thye

Chief Executive Officer

South San Francisco, California

This Proxy Statement is dated August  , 2026 and is first being mailed to stockholders on or about August   , 2026.

PRELIMINARY PROXY STATEMENT DATED JULY 31, 2026—SUBJECT TO COMPLETION

QUINCE THERAPEUTICS, INC.

611 Gateway Boulevard, Suite 273

South San Francisco, California 94080

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On September    , 2026

Dear Stockholder:

The Special Meeting of stockholders of Quince Therapeutics, Inc. (the “Company”) will be held on       , September    , 2026 at 11:00 a.m. Eastern Time (the “Special Meeting”). To facilitate stockholder participation in the Special Meeting, the Special Meeting will be held through a live webcast at https://edge.media-server.com/mmc/p/yb6vakam. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1. To approve the issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b) (the “Conversion Proposal” or “Proposal No. 1”);

2. To approve the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d) (the “Minimum Price Proposal” or “Proposal No. 2”);

3. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000 (the “Authorized Share Proposal” or “Proposal No. 3”);

4. To approve the 2026 Equity Incentive Plan (the “2026 Plan Proposal” or “Proposal No. 4”);

5. To approve the 2026 ESPP (the “2026 ESPP Proposal” or “Proposal No. 5”); and

6. To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3 (the “Adjournment Proposal” or “Proposal No. 6”).

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Special Meeting will be held virtually through a live webcast. You will be able to attend the Special Meeting, submit questions and vote during the live webcast by visiting https://edge.media-server.com/mmc/p/yb6vakam and entering the Control Number included in your proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. You may log-in beginning at 10:45 a.m. Eastern Time, on       , September    , 2026. The record date for the Special Meeting is July 29, 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Dirk Thye

Chief Executive Officer

South San Francisco, California

August  , 2026

We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about August    , 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access the Proxy Statement on the internet and will include instructions on how you can receive a paper copy of the Special Meeting materials, including the notice of Special Meeting, Proxy Statement and proxy card.

Whether or not you expect to attend the virtual Special Meeting, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: (1) over the Internet before the Special Meeting at www.voteproxy.com and during the Special Meeting at https://edge.media-server.com/mmc/p/yb6vakam, (2) by telephone by calling the toll-free number 1-800-776-9437, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
CAUTIONARY INFORMATION REGARDING FORWARD LOOKING STATEMENTS	8
NOTE REGARDING STOCK SPLITS AND SHARE AMOUNTS	9
DESCRIPTION OF THE TRANSACTIONS	10
RISK FACTORS	13
PROPOSAL NO. 1 APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES C PREFERRED STOCK AND EXERCISE OF THE WARRANTS AND ORPHAI OPTIONS, WHICH (A) WILL REPRESENT MORE THAN 20% OF THE SHARES OF COMMON STOCK OUTSTANDING PURSUANT TO NASDAQ LISTING RULE 5635(A) AND (B) MAY, TOGETHER WITH CERTAIN CHANGES TO MANAGEMENT AND OUR BOARD, RESULT IN THE CHANGE OF CONTROL OF THE COMPANY PURSUANT TO NASDAQ LISTING RULE 5635(B)	15
PROPOSAL NO. 2 APPROVAL OF ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE PIPE PREFERRED SHARES AND UPON EXERCISE OF THE PIPE WARRANTS PURSUANT TO NASDAQ LISTING RULE 5635(D)	23
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 TO 275,000,000	26
PROPOSAL NO. 4 APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN	29
PROPOSAL NO. 5 APPROVAL OF THE 2026 ESPP	38
PROPOSAL NO. 6 APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2 AND/OR 3	42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
EXECUTIVE COMPENSATION	45
DIRECTOR COMPENSATION	55
DESCRIPTION OF CAPITAL STOCK	58
EQUITY COMPENSATION PLAN INFORMATION	63
HOUSEHOLDING OF PROXY MATERIALS	64
OTHER MATTERS	65
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1
ANNEX D	D-1

1

QUINCE THERAPEUTICS, INC.

611 Gateway Boulevard, Suite 273

South San Francisco, California 94080

PROXY STATEMENT

For the Special Meeting of Stockholders

To Be Held on September , 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board” or “Board of Directors”) of Quince Therapeutics, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about August , 2026 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

To facilitate stockholder participation in the Special Meeting, this year the Special Meeting will be held through a live webcast at https://edge.media-server.com/mmc/p/yb6vakam. You will not be able to attend the Special Meeting in person. If you attend the Special Meeting online, you will be able to vote and submit questions at https://edge.media-server.com/mmc/p/yb6vakam.

You are entitled to attend the Special Meeting if you were a stockholder as of the close of business on July 29, 2026, the record date, or hold a valid proxy for the meeting. To be admitted to the Special Meeting, you will need to visit https://edge.media-server.com/mmc/p/yb6vakam and enter the Control Number found next to the label “Control Number” on your proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number/ proxy to vote.

Whether or not you participate in the Special Meeting, it is important that you vote your shares.

We encourage you to access the Special Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on September , 2026.

What if I cannot find my Control Number?

We will have access to a list of control numbers for registered stockholders in the event of a lost number. You may contact us through our Investor Relations section of our website at https://ir.quincetx.com for assistance. Typically, “guest” access is not permitted. Please contact us through our Investor Relations section of our website at https://ir.quincetx.com if you would like to permit guest access.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Special Meeting.

Will a list of record stockholders as of the record date be available?

A list of our record stockholders as of the close of business on July 29, 2026, which is the record date for the Special Meeting, will be available for inspection at our corporate office for the 10 days ending on the day before the Special Meeting. If you want to inspect the stockholder list, call our office at (415) 910-5717 to speak with our Investor Relations department to schedule an appointment.

Where can we get technical assistance?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting. If you encounter any difficulties accessing the virtual-only Special Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email. The technical support number will not be posted publicly; it will be provided to meeting attendees via e-mail one hour prior to the meeting start time.

For the Special Meeting, how do we ask questions of management and the board?

Stockholders may submit questions that are relevant to our business in advance of the Special Meeting. If you are a stockholder, you may submit a question in advance of the meeting at www.voteproxy.com after logging in with your Control Number. We do not intend to post questions or answers to stockholder questions received during the Special Meeting on our website.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on July 29, 2026 will be entitled to vote at the Special Meeting. On this record date, there were 1,017,063 shares of common stock outstanding and entitled to vote. On the record date, there were 211,301.868 shares of Series C Preferred Stock issued and outstanding; however, the shares of Series C Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting. Of the shares of common stock issued and outstanding on the record date, 162,971 shares of common stock were issued in the Acquisition and are not entitled to vote on Proposal No. 1 pursuant to Nasdaq Listing Rules. However, to comply with Nasdaq rules, we will instruct the inspector of elections to conduct a separate tabulation that subtracts 162,971 shares from the total number of shares voted in favor of Proposal No. 1 to determine whether the proposal has been adopted in accordance with applicable Nasdaq Listing Rules.

Stockholder of Record: Shares Registered in Your Name

If on July 29, 2026 your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 29, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

•

Proposal No. 1 – Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b);

•	Proposal No. 2 – Approval of issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d);

•	Proposal No. 3 – Approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000;

•	Proposal No. 4 – Approval of the 2026 Equity Incentive Plan;

•	Proposal No. 5 – Approval of the 2026 ESPP; and

•	Proposal No. 6 – Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3.

With respect to the Conversion Proposal, stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law or our organizational documents.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Are stockholders being asked to vote on the Merger Agreement or the Acquisition described herein?

No. The Acquisition was completed on May 18, 2026 and we are not required to seek, nor are we seeking, stockholder approval of the Acquisition or the Merger Agreement. Rather, for purposes of complying with the Nasdaq Listing Rules, we are seeking stockholder approval for the issuance of shares of common stock of the Company upon conversion of the outstanding shares of Series C Preferred Stock and exercise of the Warrants and Orphai Options that we issued, or assumed (as applicable), in the Acquisition. The Company and Orphai discussed various potential transaction structures and, due to the desire of both parties to consummate the Acquisition at the earliest possible time, the Board approved a transaction structure that did not require the approval of the stockholders of the Company for the consummation of the Merger.

How do I vote?

You may vote “For” or “Against” or abstain from voting on each of the six proposals presented at the Special Meeting.

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy in one of three ways: online, by telephone or using the proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote virtually even if you have already voted by proxy.

To vote during the Special Meeting, if you are a stockholder of record as of the record date, follow the instructions provided via e-mail after registering at https://edge.media-server.com/mmc/p/yb6vakam. You will need to enter the Control Number found on your Notice or notice you receive or in the email sending you the Proxy Statement.

To vote prior to the Special Meeting you may vote via the Internet at www.voteproxy.com; by telephone; or by completing and returning the proxy card or voting instruction form, as described below.

•	To vote online, go to www.voteproxy.com. You will be asked to provide the Company number and control number from the Notice. Your vote must be received to be counted.

•	To vote over the telephone, dial toll-free 1-800-776-9437. You will be asked to provide the control number from the Notice. Your vote must be received to be counted.

•

To vote by mail if you requested printed proxy materials, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by September , 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. You may access and vote at the meeting by registering to attend the meeting at https://edge.media-server.com/mmc/p/yb6vakam using your control number on your voting instruction form and by requesting a valid proxy from your broker, bank or other agent.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 29, 2026, subject to the separate tabulation of votes for Proposal No. 1 described above under “Who can vote at the Special Meeting?”.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone or through the internet at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on any of the proposals presented at the Special Meeting.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the Conversion Proposal, “FOR” the Minimum Price Proposal, “FOR” the Authorized Share Proposal, “FOR” the 2026 Plan Proposal, “FOR” the 2026 ESPP Proposal and “FOR” the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to our proxy materials, our directors and employees may also solicit proxies virtually, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained MacKenzie Partners, Inc. as a proxy solicitor to solicit proxies for the Special Meeting and provide related advice and information support, for a service fee of $20,000 and the reimbursement of customary disbursements.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 611 Gateway Boulevard, Suite 273, South San Francisco, California 94080.

•	You may attend the Special Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For,” “Against,” abstentions and broker non-votes for each of the six proposals presented at the Special Meeting.

For each of the proposals presented at the Special Meeting, only “For” and “Against” votes will be counted. Abstentions and broker non-votes will have no effect and will not be counted as votes cast for purposes of determining whether any such proposal has been approved. In addition, for Proposal No. 1, of the shares of common stock issued and outstanding on the record date, 162,971 shares of common stock were issued in the Acquisition and are not entitled to vote on Proposal No. 1 pursuant to Nasdaq Listing Rules. However, to comply with Nasdaq rules, we will instruct the inspector of elections to conduct a separate tabulation that subtracts 162,971 shares from the total number of shares voted in favor of Proposal No. 1 to determine whether the proposal has been adopted in accordance with applicable Nasdaq Listing Rules.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)	“For” votes from a majority of the votes cast for such proposal, subject to the separate tabulation of votes for Proposal No. 1 described above under “Who can vote at the Special Meeting?”	No effect	No effect

2	Approval of issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d)	“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

3	Approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000	“For” votes from a majority of the votes cast for such proposal	No effect	No effect

4	Approval of the 2026 Equity Incentive Plan	“For” votes from a majority of the votes cast for such proposal	No effect	No effect
5	Approval of the 2026 ESPP	“For” votes from a majority of the votes cast for such proposal	No effect	No effect

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

6	Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3	“For” votes from holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the Special Meeting and are voted for or against the matter	No effect	No effect

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if stockholders holding at least one-third of the voting power of the shares of stock issued and outstanding and entitled to vote are present at the Special Meeting virtually or represented by proxy. On the record date, there were 1,017,063 shares outstanding and entitled to vote. Thus, the holders of 339,021 shares must be present virtually or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, either the chairman of the Special Meeting or the holders of a majority of shares present at the Special Meeting virtually or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting.

CAUTIONARY INFORMATION REGARDING FORWARD LOOKING STATEMENTS

All statements other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding our business strategy and the plans and objectives of management for future operations, are forward-looking statements. When used in this Proxy Statement, words and phrases such as “aim,” “anticipate,” “assume,” “believe,” “can,” “continue,” “could,” “designed to,” “estimate,” “evaluate,” “expect,” “explore,” “intend,” “intended to,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “pursue,” “seek,” “should,” “to be,” “will,” and “would,” or the negative of such terms or other similar expressions, as they relate to us or our management, identify forward-looking statements. Any statements in this Proxy Statement about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.

These forward-looking statements include statements regarding: our expectations for the Board, management team, Company name and ticker if the Required Company Stockholder Matters are approved; our ability to comply with Nasdaq’s continued listing standards or, if necessary, to meet Nasdaq’s initial listing standards; the potential benefits of the Authorized Share Proposal; and the Company’s ability to realize the anticipated benefits of the Acquisition, including with respect to the development of LAM-001.

These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements to reflect events or developments occurring after the date of this Proxy Statement, even if new information becomes available in the future. You should refer to the Risk Factors section of this Proxy Statement and of our Annual Report for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements.

NOTE REGARDING STOCK SPLITS AND SHARE AMOUNTS

Unless otherwise indicated, all share amounts, per-share prices, and option exercise prices presented in this Proxy Statement give retroactive effect to (i) a 1-for-10 reverse stock split of our common stock that became effective on April 10, 2026 (the “April 2026 Reverse Stock Split”) and (ii) the 1-for-20 reverse stock split of our common stock that became effective on June 29, 2026 (the “Reverse Stock Split”). When taken together, the April 2026 Reverse Stock Split and the Reverse Stock Split result in a cumulative 1-for-200 adjustment to share counts, per-share prices, and exercise prices for periods prior to April 10, 2026. Share counts and per-share prices for periods between April 10, 2026 and June 28, 2026 give effect to the April 2026 Reverse Stock Split but not the Reverse Stock Split and have been retroactively adjusted to reflect the Reverse Stock Split for purposes of this Proxy Statement. Accordingly, historical share and per-share amounts may differ from those previously reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other prior filings with the SEC.

DESCRIPTION OF THE TRANSACTIONS

Acquisition of Orphai Therapeutics

In the ordinary course of business, the Board regularly reviewed the strategy, prospects and financial condition of the Company, including opportunities and risks associated with the Company’s product candidates and strategic alternatives potentially available to the Company. Beginning in February 2026, in light of challenging conditions in the biotechnology capital markets and the Company’s declining cash balance, the Board, together with the Company’s management, Dorsey & Whitney LLP (“Dorsey”), the Company’s legal counsel, and LifeSci Capital (“LifeSci Capital”), the Company’s financial advisor, began to evaluate its restructuring activities and strategic alternatives available to the Company aimed at maximizing stockholder value, including a potential sale, business combination or liquidation, as well as licensing and other business development opportunities related to its lead product candidate, eDSP. Over the course of the following three months, the Board pursued a strategy of restructuring its indebtedness under its unsecured line of credit between Quince Therapeutics, S.p.A and the European Investment Bank (the “EIB Loan”), exploration of potential reverse merger transactions and additional funding through available financing sources to pursue strategic alternatives. During this period, LifeSci Capital and the Company’s management team reviewed more than at least nine potential reverse merger candidates transaction proposals, the proposal from Orphai Therapeutics, and the Company’s management and banking partners conducted extensive investor outreach in an effort to obtain financing. While the Company utilized its existing at-the-market offering to raise additional capital, the amount available under such a facility was limited by the Company’s stock price and the trading volume of the Company’s common stock. In addition, the Company was unable to identify viable financing options sufficient to fund the Company’s operations and exploration of strategic alternatives beyond September 2026. The Board considered the terms of the transaction proposals, including the relative valuation of the Company under each proposal, dilution of existing stockholders, likelihood of success and potential concurrent financing opportunities.

Following LifeSci Capital’s outreach process and the Board’s review of strategic alternatives available to the Company, including acquisition, licensing, wind-down and reverse merger alternatives, the Company focused its efforts on Orphai Therapeutics as a potential business combination partner. The Board determined that Orphai Therapeutics merited serious consideration based on the development status of Orphai Therapeutics’ lead program, LAM-001, a proprietary investigational inhaled dry powder formulation of rapamycin whose differentiated characteristics may permit treatment of conditions associated with dysfunctional mammalian target of rapamycin (“mTOR”) activity that cannot be adequately treated using a systemically delivered formulation, including oral solution or tablets, including results from its recently completed Phase 2a trial of LAM-001 in patients with pulmonary arterial hypertension and pulmonary hypertension associated with interstitial lung disease, interest in Orphai Therapeutics from a broad syndicate of investors for up to $90 million in upfront financing (which was subsequently increased to $115 million) and the opportunity to increase the potential financing amount in connection with the exercise of warrants in an acquisition transaction, the superior valuation of the Company under the Orphai Therapeutics proposal compared to other proposals received, and the accelerated timeline to closing compared to other proposals.

Beginning on April 9, 2026 and continuing through May 17, 2026, representatives of the Company’s management, Dorsey, LifeSci Capital, Orphai Therapeutics’ management, Cooley LLP, Orphai Therapeutics’ legal counsel, and LifeSci Capital, Orphai Therapeutics’ financial advisor, conducted business, financial, legal, tax, intellectual property and other due diligence with respect to the Company, Orphai Therapeutics and the potential transaction.

On May 18, 2026, the Company acquired Orphai Therapeutics pursuant to the Merger Agreement, pursuant to which First Merger Sub merged with and into Orphai HoldCo, pursuant to which Orphai HoldCo was the surviving corporation and became a wholly owned subsidiary of the Company. Immediately following the First Merger, Orphai HoldCo merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity. The simultaneous sign-and-close structure of the Acquisition, combined with the 2026 Private Placement, preserved cash that would otherwise have been spent during a more extended closing process and enabled the financing to close more quickly and with greater certainty.

The Acquisition was structured as a stock-for-stock transaction pursuant to which all of Orphai Subsidiary’s outstanding equity interests were exchanged based on a fixed exchange ratio for aggregate consideration of (i) 162,971 shares of common stock (after giving effect to the Reverse Stock Split) and (ii) 67,101.235 shares of Series C Preferred Stock, each share of which is convertible into 52 shares of common stock (after giving effect to the Reverse Stock Split and representing 3,489,281 shares of common stock on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below under Proposal No. 1. In addition, all outstanding warrants to purchase shares of Orphai HoldCo capital stock were cancelled and exchanged, in accordance with the terms of such warrants, for PIPE Warrants to purchase an aggregate 10,964.505 shares of Series C Preferred Stock (representing an aggregate of 570,169 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) at an exercise price of $996.90 per share of Series C Preferred Stock, for up to approximately $10.9 million in proceeds to the Company upon exercise thereof and all outstanding options to purchase Orphai Subsidiary common stock were assumed by the Company and converted into options to purchase an aggregate of approximately 1,308,804 shares of common stock (after giving effect to the Reverse Stock Split). The Series C Preferred Stock was a newly designated series of preferred stock and was intended to have economic rights equivalent to our common stock, but with no voting rights. The rights of the Series C Preferred Stock are set forth in the Certificate of Designation of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) that we filed with the Secretary of State of the State of Delaware. Please see “Description of Series C Preferred Stock” under Proposal No. 1 for a complete description of the Certificate of Designation and the rights of the Series C Preferred Stock. The Acquisition Transactions were approved by the Board, as well as the board of directors and stockholders of Orphai Therapeutics.

In connection with the execution of the Merger Agreement, the Company and Orphai Subsidiary entered into Support Agreements with certain of our officers and directors (solely in their capacity as stockholders), representing approximately 2.9% of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2 and 3 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements. The Acquisition has already been consummated, and stockholder approval of the Acquisition or the Merger Agreement is not being sought at this Special Meeting.

2026 Private Placement

Concurrently with the Acquisition, we entered into the Purchase Agreement with the Investors with respect to the 2026 Private Placement, pursuant to which, on May 21, 2026, the Company issued and sold (i) an aggregate of 144,200.633 shares of Series C Preferred Stock, each share of which is convertible into 52 shares of common stock (after giving effect to the Reverse Stock Split and representing 7,498,447 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below under Proposal Nos. 1 and 2, at a price of $797.50 per share of Series C Preferred Stock and (ii) PIPE Warrants to purchase 72,100.322 shares of Series C Preferred Stock (representing 3,749,231 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) at an exercise price of $996.90 per share of Series C Preferred Stock, for aggregate upfront gross proceeds of approximately $115 million, with up to an additional approximately $72 million upon exercise of the PIPE Warrants. Each Warrant will be exercisable beginning on the trading day following the earlier of the Company’s public announcement of (a) top line data from the ongoing LAM-001 Phase 2 trial of Bronchiolitis Obliterans Syndrome and (b) the termination or suspension of such trial, and through the 30th day following such public announcement. Upon approval of the

Required Company Stockholder Matters, the Warrants will become exercisable for common stock, subject to certain beneficial ownership limitations.

On an as-converted-to-common basis (excluding shares underlying warrants and equity awards) and after accounting for the Acquisition Transactions, the total number of outstanding shares of common stock was 1,017,063 immediately following the PIPE Closing (after giving retroactive effect to the Reverse Stock Split).

On May 18, 2026, we entered into a Registration Rights Agreement (the “RRA”) with the Investors. Pursuant to the RRA, we are obligated to prepare and file a resale registration statement with the SEC within 75 calendar days following the closing of the 2026 Private Placement. The RRA also contains customary terms, including an obligation to indemnify the Investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.

As a result of the transactions, immediately following the PIPE Closing, equityholders of the Company immediately prior to the acquisition owned approximately 6.9% of the common stock, equityholders of Orphai Therapeutics immediately prior to the acquisition owned approximately 31.9% of the common stock and the Investors in the 2026 Private Placement owned approximately 61.2% of the common stock, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) using the treasury stock method and based on the implied equity values of the Company and Orphai Therapeutics.

Under the terms of the Merger Agreement and the Purchase Agreement, we are required to call and hold a meeting of our stockholders, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Stock Market Rules, to obtain the requisite approval from our legacy stockholders for Proposals Nos. 1 through 6.

On May 18, 2026, the Company publicly announced the Acquisition Transactions and filed a Current Report on Form 8-K attaching the Merger Agreement and related transaction documents. In that announcement, the Company stated that the Company expected to use the proceeds of the 2026 Private Placement primarily to advance LAM-001 through key clinical milestones, including Phase 2 data in Bronchiolitis Obliterans Syndrome post-lung transplant, Phase 2 data in pulmonary hypertension associated with interstitial lung disease and Phase 2 data in sarcoidosis associated pulmonary hypertension.

The foregoing summary of the terms of the Merger Agreement, the Certificate of Designation, the Warrants, the Purchase Agreement and the RRA are not complete and are qualified in their entirety by the provisions of Merger Agreement, the Certificate of Designation, the form of Warrant, the form of Purchase Agreement and the form of RRA, which are filed as Exhibits 2.1, 3.1, 4.1, 10.1 and 10.2, respectively, to our Current Report on Form 8-K, filed with the SEC on May 18, 2026.

Accounting Treatment

The Acquisition was accounted for as an asset acquisition as Orphai did not meet the definition of a business under Accounting Standard Codification Topic 805, Business Combinations (“ASC 805”) as substantially all of its value was in the IPR&D asset. Accordingly, the assets and liabilities of the Company are recorded as of the Orphai Acquisition closing date at their respective carrying values, and the acquired net assets and assumed net liabilities of Orphai are recorded as of the Acquisition closing date at their fair value. The Company was determined to be the accounting acquirer based upon the terms of the Acquisition.

Orphai was determined to be a variable interest entity (“VIE”) as it was insufficiently capitalized to fund future operations, where the Company is the primary beneficiary. As such, the acquisition costs were expensed and not capitalized as part of the purchase price in accordance with ASC 805. In addition, the excess of the consideration transferred, and the fair value of the net asset acquired, IPR&D, and net liabilities assumed were recorded as an asset acquisition loss and included in the loss on acquisition line item in the condensed consolidated statements of operations and comprehensive income (loss).

RISK FACTORS

You should carefully consider the risks described below, together with all of the other information contained in this Proxy Statement (including the unaudited pro forma financial information included elsewhere in this Proxy Statement), in deciding how to vote on matters being considered at the Special Meeting. In addition, for a discussion of risks relating to our business, financial condition, results of operations and industry generally, you should review the risk factors described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with SEC on April 10, 2026 and in Exhibit 99.5 to our Current Report on Form 8-K/A, filed with the SEC on July 30, 2026, as such risk factors may be updated from time to time in our subsequent reports filed with the SEC.

Pursuant to the terms of the Acquisition, we are required to recommend that our stockholders approve the Conversion Proposal, the Minimum Price Proposal and the Authorized Share Proposal. We cannot guarantee that our stockholders will approve these matters, and if they fail to do so we may be required to settle all outstanding shares of our Series C Preferred Stock in cash and our operations may be materially harmed.

Under the terms of the Merger Agreement and the Purchase Agreement, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Stock Market Rules, we are required to call and hold a meeting of our stockholders to obtain the requisite approval from our legacy stockholders for, among other things, (i) the Conversion Proposal, (ii) the Minimum Price Proposal, (iii) the Authorized Share Proposal, (iv) the 2026 Plan Proposal and (v) the 2026 ESPP Proposal. If we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on the Required Company Stockholder Matters (Proposals No. 1 through No. 3 herein) or we are otherwise required by Nasdaq Listing Rules, we would be required to adjourn or postpone the Special Meeting one or more times for up to 30 days per adjournment or postponement. If stockholder approval of the Required Company Stockholder Matters is still not obtained following such adjournment(s) or postponement(s), we will be obligated to continue soliciting stockholder approval at subsequent annual or special meetings of our stockholders, held at intervals of at least every six months, until such approvals are obtained, which would be time consuming and costly.

There can be no assurance that our legacy stockholders will approve the Required Company Stockholder Matters. Additionally, if the Required Company Stockholder Matters are not approved by the date that is six months following the initial issuance date of the Series C Preferred Stock, the holders of the Series C Preferred Stock would be entitled to require us to settle their shares of our common stock underlying the Series C Preferred Stock for cash at a price per share equal to the fair value of our common stock at such time as described in the Certificate of Designation. If we are forced to cash settle a significant amount of the shares of our common stock underlying the Series C Preferred Stock, it could materially affect our results of operations, business and financial condition.

Failure to obtain approval of the Nasdaq Listing Application, if required, could materially affect our results of operations, business and financial condition.

Pursuant to the Merger Agreement, we are required to use our reasonable best efforts to file an initial listing application with Nasdaq (the “Nasdaq Listing Application”) to the extent required by the Nasdaq Listing Rules and to cause such Nasdaq Listing Application to be conditionally approved prior to the date of our stockholder meeting to approve the Required Company Stockholder Matters. Approval of a Nasdaq Listing Application may be required if Nasdaq determines there is a “change of control” Nasdaq Listing Rule 5110(a). If we fail to meet the Nasdaq initial listing requirements and Nasdaq does not approve the Nasdaq Listing Application if and when required, we may be required to adjourn or postpone our stockholder meeting to approve the Required Company Stockholder Matters one or more times for up to 30 days per adjournment, continue to use our reasonable best efforts to obtain approval of the Nasdaq Listing Application and to continue soliciting stockholder approval of the Required Company Stockholder Matters at subsequent annual or special meetings of our stockholders, held at intervals of at least every six months, until such approval and the approval of the Required Company Stockholder

Matters are obtained, which would be time consuming and costly. Additionally, if the Required Company Stockholder Matters are not approved by the date that is six months following the initial issuance date of the Series C Preferred Stock, the holders of the Series C Preferred Stock would be entitled to require us to settle their shares of Series C Preferred Stock for cash at a price per share equal to the fair value of the Series C Preferred Stock at such time as described in the Certificate of Designation. If we are forced to cash settle a significant amount of the shares of our common stock underlying the Series C Preferred Stock, it could materially affect our results of operations, business and financial condition. We cannot assure you that we will be able to meet Nasdaq’s initial listing standards if required. Furthermore, if we fail to obtain approval of the Nasdaq Listing Application to the extent required, we may be unable to execute on our plans for the Company following the Acquisition, which could materially affect our results of operations, business and financial condition.

The unaudited pro forma condensed combined financial information included in this Proxy Statement are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the completion of the Acquisition.

The unaudited pro forma condensed combined financial information contained in this Proxy Statement as Annex A are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the Acquisition for several reasons. The unaudited pro forma condensed combined financial information has been derived from the historical audited financial statements of the Company and Orphai Therapeutics for the year ended December 31, 2025 and for the three months ended March 31, 2026 and certain adjustments and assumptions have been made regarding the Company after giving effect to the Acquisition. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with accuracy. Moreover, the unaudited pro forma condensed combined financial information does not reflect all costs that are expected to be incurred by us in connection with the Acquisition. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the unaudited pro forma condensed combined financial information. As a result, the actual financial condition of the combined company following the Acquisition may not be consistent with, or evident from, these unaudited pro forma condensed combined financial information. The assumptions used in preparing the unaudited pro forma condensed combined financial information may not prove to be accurate, and other factors may affect our financial condition following the Acquisition. For more information, please see Annex A.

PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES C PREFERRED STOCK AND EXERCISE OF THE WARRANTS AND ORPHAI OPTIONS, WHICH (A) WILL REPRESENT MORE THAN 20% OF THE SHARES OF COMMON STOCK OUTSTANDING PURSUANT TO NASDAQ LISTING RULE 5635(A) AND (B) MAY, TOGETHER WITH CERTAIN CHANGES TO MANAGEMENT AND OUR BOARD, RESULT IN THE CHANGE OF CONTROL OF THE COMPANY PURSUANT TO NASDAQ LISTING RULE 5635(B)

Overview

As described above, we issued (i) in the Acquisition, (a) an aggregate of 162,971 shares of common stock, (b) an aggregate of 67,101.235 shares of Series C Preferred Stock (representing 3,489,281 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations), and (c) Acquisition Warrants to purchase up to an aggregate of 10,964.505 shares of Series C Preferred Stock (representing an aggregate of 570,169 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) and (ii) in the 2026 Private Placement, (a) an aggregate of 144,200.633 shares of Series C Preferred Stock (representing 7,498,447 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) and (b) PIPE Warrants to purchase up to an aggregate of 72,100.322 shares of Series C Preferred Stock (representing 3,749,231 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations). In addition, in the Acquisition, we assumed the Orphai Options, which will become exercisable for up to an aggregate of 1,308,804 shares of common stock (after giving effect to the Reverse Stock Split) upon approval of the Required Company Stockholder Matters.

The Series C Preferred Stock is intended to have rights that are generally equivalent to our common stock, provided that the Series C Preferred Stock does not have the right to vote on most matters (including the election of directors or any proposals herein). The shares of Series C Preferred Stock will automatically convert into an aggregate of 10,987,728 shares of common stock upon the third business day following receipt of approval of the Required Company Stockholder Matters in accordance with Nasdaq listing rules up to the beneficial ownership limitations set by each holder.

Nasdaq Listing Rule 5110 may require that the Company submit, and Nasdaq approve, the Nasdaq Listing Application prior to there being a “change of control”. The approval being sought in this Proposal No. 1, along with the filing of the Nasdaq Listing Application with Nasdaq, to the extent required, is intended to satisfy this obligation of the Company. If we do not submit the Nasdaq Listing Application, or such application is not approved, the Company will be prohibited from taking any actions, that together with the conversion of the Series C Preferred Stock, would constitute a “change of control” under Nasdaq Listing Rule 5110 until such time as such Nasdaq Listing Application is approved.

With respect to the Nasdaq Listing Application and compliance with the initial listing standards of Nasdaq, Annex A of this Proxy Statement sets forth certain unaudited pro forma financial information for the Company as of and for the year ended December 31, 2025 and the three months ended March 31, 2026, after giving effect to the entrance into the Acquisition Transactions and the automatic conversion of all of the Series C Preferred Stock into common stock following stockholder approval of the Required Company Stockholder Matters.

Shares Issuable Upon Conversion and Exercise

Set forth below is a table summarizing the issued and outstanding shares of Series C Preferred Stock, Orphai Options and the number of Series C Preferred Stock underlying issued and outstanding Warrants, and the number of shares of common stock that are potentially issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants and Orphai Options. The sale into the public market of the underlying common stock could materially and adversely affect the market price of our common stock.

	Acquisition	2026 Private Placement	Total
Series C Preferred Stock Issued and Outstanding	67,101.235	144,200.633	211,301.868
Series C Preferred Stock Issuable Upon Exercise of Issued and Outstanding Warrants(1)	10,964.505	72,100.322	83,064.827
Common Stock (as converted, including the Warrants and the Series C Preferred Stock)(2)(3)	4,059,450	11,247,678	15,307,128
Common Stock Issuable Upon Exercise of Orphai Options(3)	1,308,804	n/a	1,308,804
Total Common Stock Issuable(2)(3)	5,368,254	11,247,678	16,615,932

(1)

Upon conversion of the Series C Preferred Stock into common stock, the Warrants will be exercisable for shares of common stock or the shares of Series C Preferred Stock issued upon exercise thereof will be convertible into shares of common stock, in each case, subject to certain beneficial ownership limitations.

(2)	Does not give effect to any beneficial ownership limitations.
(3)	Gives effect to the Reverse Stock Split.

Description of Series C Preferred Stock

The following summary of the terms of the Series C Preferred Stock is not complete and is qualified in its entirety by the provisions of the Certificate of Designation, which is filed as Exhibit 3.1 to our Current Report on Form 8-K, filed with the SEC on May 18, 2026.

Conversion. Following stockholder approval of the Required Company Stockholder Matters, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which such stockholder approval is received, each outstanding share of Series C Preferred Stock will automatically convert into 52 shares of common stock, after giving effect to the Reverse Stock Split and subject to certain beneficial ownership limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number between 4.99% and 19.99% and thereafter adjusted) of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion. If any shares of Series C Preferred Stock continue to be outstanding following such automatic conversion due to the application of beneficial ownership limitations, such shares of Series C Preferred Stock will be convertible at the option of the holder, subject to such beneficial ownership limitations.

Voting Rights. Except as otherwise required by the Certificate of Designation or the General Corporation Law of the State of Delaware (“DGCL”), the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, our certificate of incorporation or bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of our preferred stock, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to our certificate of incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock, (iii) prior to receipt of stockholder approval of the Required Company Stockholder Matters, consummate either (A) any Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company or any stock sale to or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another person in which our stockholders immediately before such transaction do not hold at least a majority of our capital stock immediately after such transaction or in which the Company issues securities in such transaction that represent or are convertible into securities representing more than a majority of the voting power of the Company immediately before such transaction (a “Change of Control Transaction”), (iv) prior to receipt of stockholder approval of the Required Company Stockholder Matters, authorize or issue any class or series of stock that has powers, preferences or rights that are senior to those of the Series C Preferred Stock, (v) amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the receipt of stockholder approval of the Required Company Stockholder Matters or the automatic conversion of the Series C Preferred Stock, or (vi) enter into any agreement with respect to any of the foregoing.

Cash Settlement. If, at any time after the earlier of (i) receipt of approval of the Required Company Stockholder Matters and (ii) November 18, 2026, the Company fails to deliver to the holder of shares of Series C Preferred Stock a certificate or certificates representing shares of common stock, or electronically deliver (or cause its transfer agent to electronically deliver) such shares, on or prior to the first trading day after the applicable Share Delivery Date (as defined in the Certificate of Designation), subject to certain limited exceptions, the Company shall, at the request of the holder of the shares of Series C Preferred Stock, pay an amount in cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two business days from the date of request by such holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion (as defined in the Certificate of Designation) shall be extinguished upon payment in full of the Fair Value of such undelivered shares. The cash settlement provisions set forth in the Certificate of Designation shall be available irrespective of the reason for the Company’s failure to timely deliver the applicable shares of common stock including due to the lack of obtaining the approval of the Required Company Stockholder Matters. The “Fair Value” of shares shall be fixed with reference to the last reported closing sale price on the Nasdaq Global Select Market, or other principal trading market on which the Company’s common stock is listed, as of the trading day immediately prior to the date on which the Notice of Conversion is delivered to the Company.

Dividends. Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal, on an as-if-converted-to-common stock basis, and in the same form as dividends actually paid on shares of our common stock.

Liquidation and Dissolution. The Series C Preferred Stock ranks on parity with our common stock upon any liquidation, dissolution or winding-up of the Company.

Description of Warrants

The following summary of the terms of the Warrants is not complete and is qualified in its entirety by the provisions of the Warrants, a form of which is filed as Exhibit 4.1 to our Current Report on Form 8-K, filed with the SEC on May 18, 2026.

Exercisability. The Warrants are exercisable at any time and from time to time beginning on or after the trading day following the earlier of our public disclosure of (i) topline results from our ongoing LAM-001 Phase 2 trial of Bronchiolitis Obliterans Syndrome (the “LAM-001 Trial”) and (ii) the termination or suspension of the LAM-001 Trial (such date, as applicable, the “Triggering Event”) and through (and including) the 30th day following the applicable Triggering Event (the “Termination Date”) but not thereafter. We currently anticipate announcing topline results from the LAM-001 Trial in the first quarter of 2027.

Shares Issuable Upon Exercise. The Warrants are initially exercisable for shares of Series C Preferred Stock. Following approval of the Required Company Stockholder Matters and the filing and effectiveness of the amendment to our Amended and Restated Certificate of Incorporation described in Proposal No. 3, the Warrants will also be exercisable for shares of common stock or the Series C Preferred Stock issued upon exercise thereof will be convertible into shares of common stock, in each case, subject to certain beneficial ownership limitations, including that a holder of Warrants is prohibited from exercising a Warrant for shares of common stock if, as a result of such exercise, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number between 4.99% and 19.99% and thereafter adjusted) of the total number of shares of common stock issued and outstanding immediately after giving effect to such exercise. To the extent any beneficial ownership limitations apply, the Warrants will be exercisable for shares of Series C Preferred Stock for any amount that would exceed such limitation.

Exercise Price. The exercise price of the Warrants is $996.90 per share of Series C Preferred Stock for up to an aggregate of approximately $82.8 million upon exercise of the Warrants. The Warrants may only be exercised for cash.

Forfeiture Provisions. Except in limited circumstances, any transfer of any number of shares of Series C Preferred Stock issued to the holder of the Warrant in connection with the Purchase Agreement, shares of Series C Preferred Stock issued to such holder in exchange for such holder’s Orphai HoldCo common stock, which Orphai HoldCo common stock was issued to such holder upon conversion of such holder’s Orphai HoldCo convertible notes in accordance with Section 1.9(b) of the Merger Agreement, or any shares of common stock issuable upon conversion of any such shares of Series C Preferred Stock (as applicable), shall result in the automatic, pro rata forfeiture of a corresponding portion of shares of Series C Preferred Stock or common stock, as applicable, issuable upon the exercise of such holder’s Warrant.

Expiration. As described above, the Warrants will expire on the Termination Date.

Description of Orphai Options

The following summary of the assumption and conversion of the Orphai Options is not complete and is qualified in its entirety by the provisions of the Merger Agreement, which is filed as Exhibit 2.1 to our Current Report on Form 8-K, filed with the SEC on May 18, 2026.

In accordance with the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each Orphai Option that was outstanding and unexercised was assumed by us and converted into an option to purchase common stock with (i) the number of shares underlying such option determined by multiplying (a) the number of shares of Orphai Subsidiary common stock that were subject to the corresponding Orphai Option, as in effect immediately prior to the First Effective Time, by (b) the Exchange Ratio (as defined in the Merger Agreement), and rounding the resulting number down to the nearest whole number of shares of common stock, and (ii) the per share exercise price for the common stock issuable upon exercise of each Orphai Option was determined by dividing (a) the per share exercise price of Orphai Subsidiary common stock subject to the corresponding Orphai Option, as in effect immediately prior to the First Effective Time, by (b) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent, which number of shares and exercise prices were further adjusted based on the Reverse Stock Split.

Following our assumption of the Orphai Options, the terms thereof (including, but not limited to, the expiration date, restrictions on exercisability, and vesting schedule) otherwise remained unchanged; provided, that, (i) in the case of any Orphai Option that subject to Section 421 of the United States Internal Revenue Code of 1986, as amended (the “Code”) as of the First Effective Time by reason of its qualification under Section 422 of the Code, the per share exercise price, the number of shares of common stock subject to such Orphai Option and the terms and conditions of such Orphai Option were determined in a manner consistent with the requirements of Section 424(a) of the Code; and (ii) the exercise price, the number of shares of common stock subject to, and the terms and conditions of exercise of each Orphai Option were also determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that: (a) no Orphai Option is exercisable until the date on which the Required Company Stockholder Matters are approved; (b) the terms of the Orphai Options were further amended, as needed, to reflect such assumption by us (including that any change in control or similar definition relate to us instead of Orphai and any provision that provides for the adjustment of the Orphai Options upon the occurrence of certain corporate events of Orphai relate to similar corporate events of us instead); and (c) our Board or a committee thereof succeeded to the authority and responsibility of the Orphai board of directors or any committee thereof with respect to each Orphai Option.

Executive Officers and Directors Following the Special Meeting

If the Required Company Stockholder Matters are approved, (i) Brigette Roberts, M.D., our current Chief of Corporate Affairs, is expected to be appointed as our Chief Executive Officer, (ii) John Militello, our current Head of Finance, is expected to be appointed as our Chief Financial Officer and (iii) Keith Fandrick, our current Head of Technical Operations, is expected to be appointed as our Chief Operating Officer. Each of Dirk Thye, our Chief Executive Officer, Chief Medical Officer and member of our Board, and Brendan Hannah, our Chief Operating Officer, Chief Business Officer and Chief Compliance Officer, have tendered their resignations, which resignations are conditioned upon the receipt of stockholder approval of the Required Company Stockholder Matters and will become effective two business days after the date of the Special Meeting, or    , 2026. The Board approved a reduction in the size of the Board from five directors to four directors immediately upon effectiveness of Dr. Thye’s resignation. The Board continues to consider potential director candidates and intends to appoint an independent director to the Board.

Expected Chief Executive Officer

On July 29, 2026, Dr. Thye tendered his resignation as our Chief Executive Officer, Chief Medical Officer and member of our Board, which resignation is conditioned upon the receipt of stockholder approval of the Required Company Stockholder Matters and will become effective two business days after the date of the Special Meeting, or    , 2026. The Board has appointed Dr. Roberts as our Chief Executive Officer, which appointment is conditioned upon the effectiveness of the resignation of Mr. Thye. Dr. Roberts will serve as the Company’s Principal Executive Officer upon her appointment.

Brigette Roberts, M.D., age 50

Dr. Roberts has served as our Chief of Corporate Affairs and member of our Board since the closing of the Acquisition. Prior to that, she served as the Chief Executive Officer and member of the Board of Directors of Orphai from May 2021 until the closing of the Acquisition, and prior to that she served as the Chief Medical Officer of Orphai from February 2021 until May 2021. During her time at Orphai, Dr. Roberts built a differentiated pulmonary franchise centered on LAM-001, an inhaled formulation of rapamycin for pulmonary vascular and fibrotic lung diseases, initiated two Phase 2 studies of LAM-001, secured U.S. and EU orphan drug designations for LAM-001 across multiple indications and raised more than $45 million in new private investment. Prior to Orphai, Dr. Roberts served as an Entrepreneur in Residence at Fortress Biotech from 2017 to January 2021 where she identified new assets to spin into new biotechnology companies. Prior to that, Dr. Roberts spent over 15 years as a healthcare investor and portfolio manager including at CDP Capital, Angel Lane Principal Strategies, YYC Capital (which she founded), Third Point, LLC and DKR Capital. Dr. Roberts also served as a director of Ligand Pharmaceuticals from December 2005 to February 2007.

Dr. Roberts holds a B.A. in Physics and Chemistry from Harvard University and an M.D. from New York University. We believe Dr. Roberts’ extensive experience in the biotechnology industry as an executive officer, investor, as well as her medical training qualifies her to serve as a director.

Expected Chief Financial Officer

On July 29, 2026, Mr. Hannah tendered his resignation as our Chief Operating Officer, Chief Business Officer and Chief Compliance Officer, which resignation is conditioned upon the receipt of stockholder approval of the Required Company Stockholder Matters and will become effective two business days after the date of the Special Meeting, or     , 2026. Mr. Hannah currently serves as our Principal Financial Officer and Principal Accounting Officer. The Board has appointed John Militello, CPA, who currently serves as our Head of Finance, as our Chief Financial Officer, which appointment is conditioned upon the effectiveness of the resignation of Mr. Hannah. Mr. Militello will serve as the Company’s Principal Financial and Accounting Officer upon his appointment.

John Militello, CPA, age 52

John Militello, CPA, has served as Head of Finance of Orphai Therapeutics, LLC since July 2026. Before joining the Company, Mr. Militello served as VP of Finance, Sr. Controller, Treasurer and Principal Accounting Officer of Rocket Pharmaceuticals, Inc., a publicly traded gene therapy company, from January 2018 to July 2026. Mr. Militello was also the Interim Principal Financial Officer of Rocket Pharmaceuticals from January 2018 to December 2020 and March 2022 to March 2024. Previously, Mr. Militello served as the Vice President of Finance and Principal Financial and Accounting Officer at Immune Pharmaceuticals Inc. from April 2015 to November 2017. Prior to that, Mr. Militello was an Assistant Controller at Travere Therapeutics, formerly Retrophin, Inc., a publicly traded biotechnology company, and a Senior Manager in the biotech practice of BDO USA, LLP serving multi-national SEC registrants. Mr. Militello is a Certified Public Accountant and earned his Bachelor of Science degree in Accounting from St. Joseph’s College.

Expected Chief Operating Officer

As described above, on July 29, 2026, Mr. Hannah tendered his resignation as our Chief Operating Officer, Chief Business Officer and Chief Compliance Officer, which resignation is conditioned upon the receipt of stockholder approval of the Required Company Stockholder Matters and will become effective two days after the date of the Special Meeting, or    , 2026. The Board has appointed Keith Fandrick, our Head of Technical Operations, as our Chief Operating Officer, which appointment is conditioned upon the effectiveness of the resignation of Mr. Hannah.

Keith Fandrick, age 47

Keith R. Fandrick, Ph.D., has served as our Head of Technical Operations since the Acquisition. Prior to that time, Dr. Fandrick served as Chief Operating Officer of Orphai, where he led operations, chemistry, manufacturing and controls, program management, regulatory strategy, external manufacturing and intellectual property activities for clinical-stage therapeutic programs since 2017, and he previously served in various other roles at Orphai, including as Chief Development Officer and Head of CMC. Previously, Dr. Fandrick served as a member of the Scientific Advisory Board of Drug Farm, Inc., where he advised on pharmaceutical development and CMC strategy. From 2007 to 2017, Dr. Fandrick held positions of increasing responsibility at Boehringer-Ingelheim. Dr. Fandrick is an author or co-author of 78 publications and patents. He holds Ph.D. and A.M. degrees in chemistry from Harvard University, an M.B.A. from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School, B.S. in chemistry from the University of California, San Diego, and a Regulatory Affairs Certification.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Global Select Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any common stock in the Acquisition Transactions would be aggregated together. If all shares of Series C Preferred Stock are converted into shares of our common stock (without giving effect to any beneficial ownership limitations), the shares of common stock issued upon such conversion and the shares of common stock issuable upon exercise of the Warrants and Orphai Options, would constitute approximately 94.23% of our issued and outstanding stock as of the record date. Thus, in order to permit the issuance of common stock upon conversion of the Series C Preferred Stock and exercise of the Warrants and Orphai Options, we must first obtain stockholder approval of this issuance.

In addition, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a “change of control” of a listing company. Nasdaq has not formally defined what constitutes a “change of control” but Nasdaq guidance provides that generally a change of control occurs when, as a result of the issuance of securities in such transaction, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Additionally, under Nasdaq Listing Rule 5110(a), Nasdaq guidance suggests that a change of control could result based on changes to the voting power and/or share ownership, management and board of directors of the listed company. Although the conversion of the Series C Preferred Stock will not result in an investor beneficially owning more than 20% of our voting power due to the beneficial ownership blockers and upon the closing of the Acquisition Dr. Roberts was the only newly appointed executive officer and director of the Company, any subsequent changes to the Board and management of the Company, even if occurring after the closing of the Acquisition Transactions and even if such changes are not a result of any contractual rights of any investor or group of investors, may be deemed a “change of control” by Nasdaq. Because we desire to make changes to our Board and management team after the Special Meeting as noted above, we are seeking stockholder approval of a “change of control” under Nasdaq Listing Rules. In addition, if and as required by the Nasdaq Listing Rules, we will file the Nasdaq Listing Application in connection with such “change of control.” Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

Effect of Proposal No. 1

In the event that our stockholders approve this Proposal No. 1, and Proposal Nos. 2 and 3 are also approved, at the Special Meeting, (i) the Series C Preferred Stock will become immediately convertible into shares of common stock, subject to any beneficial ownership limitations set by the holder; (ii) the Warrants will become exercisable for shares of common stock or the shares of Series C Preferred Stock issued upon exercise thereof will be convertible into shares of common stock, in each case, subject to any beneficial ownership limitations set by the holder; (iii) the restrictions prohibiting the Orphai Options from being exercisable will be lifted; and (iv) our management team and Board will change as described above under “Executive Officers and Directors Following the Special Meeting”. The issuance of our shares of common stock upon the conversion of the Series C Preferred Stock or exercise of the Warrants or Orphai Options, as applicable, will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of common stock that our existing stockholders own will not decrease, the shares of common stock owned by our existing stockholders will represent a substantially smaller percentage of our total outstanding shares of common stock after any such conversion or exercise.

In the event that our stockholders do not approve this Proposal No. 1 at the Special Meeting, the Series C Preferred Stock will not become convertible, and the Warrants and Orphai Options will not become exercisable for common stock, as applicable, unless and until stockholders approve of such conversion and exercise and issuance of shares of common stock for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635. Pursuant to the Merger Agreement and the Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 1, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, in the event that our stockholders do not approve this Proposal No. 1 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 1 as soon as practicable following the date of the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 1 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Required Company Stockholder Matters, including this Proposal No. 1, we may be required to make significant cash settlement payments to the holders of Series C Preferred Stock, including any Series C Preferred Stock issued upon exercise of the Warrants (if any), who submit Notices of Conversion after November 18, 2026.

Interests of Certain Parties

In connection with the Acquisition Transactions, Brigette Roberts, M.D., was appointed as our Chief of Corporate Affairs and a member of our Board. Dr. Roberts is expected to be appointed as our Chief Executive Officer if the Required Company Stockholder Matters are approved. Dr. Roberts also holds Orphai Options exercisable for an aggregate of 834,902 shares of common stock that were assumed in the Acquisition and that will become exercisable upon approval of the Required Company Stockholder Matters. In addition, as described in “Executive Officers and Directors Following the Special Meeting—Expected Chief Financial Officer” and “Executive Officers and Directors Following the Special Meeting—Expected Chief Operating Officer,” Mr. Militello is expected to be appointed as our Chief Financial Officer and Mr. Fandrick is expected to be appointed as our Chief Operating Officer, respectively, if the Required Company Stockholder Matters are approved. Mr. Fandrick, who previously served as the Chief Operating Officer of Orphai, holds Orphai Options exercisable for an aggregate of 233,767 shares of common stock that were assumed in the Acquisition and that will become exercisable upon approval of the Required Company Stockholder Matters. In addition, each of Dr. Thye and Mr. Hannah will receive retention bonuses of $700,000 and $500,000, respectively, if he is employed by us through the approval of the Required Company Stockholder Matters. Further, in connection with the execution of the Merger Agreement, the Company and Orphai Subsidiary entered into Support Agreements with certain of our officers and directors (solely in their capacity as stockholders), representing approximately 2.9% of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2 and 3 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

APPROVAL OF ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE PIPE PREFERRED SHARES AND UPON EXERCISE OF THE PIPE WARRANTS PURSUANT TO NASDAQ LISTING RULE 5635(D)

Overview

As described above, in the 2026 Private Placement, we issued (i) an aggregate of 144,200.633 shares of Series C Preferred Stock (representing 7,498,447 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations) and (ii) PIPE Warrants to purchase up to an aggregate of 72,100.322 shares of Series C Preferred Stock (representing 3,749,231 shares of common stock on an as-converted-to-common basis, after giving effect to the Reverse Stock Split and without giving effect to any beneficial ownership limitations).

Shares Issuable Upon Conversion

Set forth below is a table summarizing the issued and outstanding shares of Series C Preferred Stock and the number of Series C Preferred Stock underlying issued and outstanding PIPE Warrants, and the number of shares of common stock that are potentially issuable upon conversion of the Series C Preferred Stock and exercise of the PIPE Warrants. The sale into the public market of the underlying common stock could materially and adversely affect the market price of our common stock.

2026 Private Placement
Series C Preferred Stock Issued and Outstanding	144,200.633
Series C Preferred Stock Issuable Upon Exercise of Issued and Outstanding PIPE Warrants(1)	72,100.322
Common Stock (as converted)(2)(3)	11,247,678
Total Common Stock Issuable(2)(3)	11,247,678

(1)

Upon conversion of the Series C Preferred Stock into common stock, the PIPE Warrants will be exercisable for shares of common stock or the shares of Series C Preferred Stock issued upon exercise thereof will be convertible into shares of common stock, in each case, subject to certain beneficial ownership limitations.

(2)	Does not give effect to any beneficial ownership limitations.
(3)	Gives effect to the Reverse Stock Split.

Description of Series C Preferred Stock

See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)” for a description of the Series C Preferred Stock.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Global Select Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

As discussed above, on May 18, 2026 (the “Execution Date”), we entered into the Purchase Agreement with the Investors, pursuant to which, on May 21, 2026, we issued and sold the PIPE Securities at a price of $797.50 per share of Series C Preferred Stock. Accordingly, the deemed price at which each share of Series C Preferred Stock shall convert into a share of our common stock is approximately $15.3365 (after giving retroactive effect to the Reverse Stock Split). Additionally, the exercise price of each PIPE Warrant is $996.90 per share of Series C Preferred Stock (prior to giving effect to the Reverse Stock Split). The closing price of our common stock on May 15, 2026, the trading date immediately preceding the signing of the Purchase Agreement, was $23.00 (after giving retroactive effect to the Reverse Stock Split), and the average closing price of our common stock for the five trading days immediately preceding the signing of the Purchase Agreement was $24.20 (after giving retroactive effect to the Reverse Stock Split). As a result, it is possible that we may issue shares of our common stock upon conversion of the shares of Series C Preferred Stock and exercise of the PIPE Warrants at a price below the Minimum Price in the future. In addition, if all of the PIPE Preferred Shares are converted into shares of our common stock (without giving effect to any beneficial ownership limitations), the shares of common stock issued upon such conversion and the shares of common stock issuable upon exercise of the PIPE Warrants, would constitute approximately 71.40% of our issued and outstanding stock as of the record date. Thus, in order to permit the issuance of common stock upon conversion of the PIPE Preferred Shares and exercise of the PIPE Warrants, we must first obtain stockholder approval of this issuance.

Accordingly, we are seeking stockholder approval of this Proposal No. 2 in order to permit us to issue shares of common stock upon conversion of the shares of the PIPE Preferred Shares and exercise of the PIPE Warrants at a price below the Minimum Price.

Effect of Proposal No. 2

In the event that our stockholders approve this Proposal No. 2, and Proposal Nos. 1 and 3 are also approved, at the Special Meeting, (i) the PIPE Preferred Shares will become immediately convertible into shares of common stock, subject to any beneficial ownership limitations set by the holder, (ii) the PIPE Warrants will become exercisable for shares of common stock or the shares of Series C Preferred Stock issued upon exercise thereof will be convertible into shares of common stock, in each case, subject to any beneficial ownership limitations set by the holder and beginning on the trading day following the earlier of the Company’s public announcement of (a) top line data from the ongoing LAM-001 Phase 2 trial of Bronchiolitis Obliterans Syndrome and (b) the termination or suspension of such trial, and through the 30th day following such public announcement; and (iii) each of the other effects that are contingent upon approval of the Required Company Stockholder Matters will also occur. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Effect of Proposal No. 1” for more information. The issuance of our shares of common stock upon the conversion of the PIPE Preferred Shares or exercise of the PIPE Warrants will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of common stock that our existing stockholders own will not decrease, the shares of common stock owned by our existing stockholders will represent a substantially smaller percentage of our total outstanding shares of common stock after any such conversion or exercise.

In the event that our stockholders do not approve this Proposal No. 2 at the Special Meeting, the PIPE Preferred Shares and the PIPE Warrants will not become convertible or exercisable, as applicable, unless and until stockholders approve of such conversion and exercise and the issuance of shares of common stock for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635. Pursuant to the Purchase

Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 2, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, in the event that our stockholders do not approve this Proposal No. 2 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 2 as soon as practicable following the date of the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 2 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Required Company Stockholder Matters, including this Proposal No. 2, we may be required to make significant cash settlement payments to the holders of Series C Preferred Stock, including any Series C Preferred Stock issued upon exercise of the PIPE Warrants (if any), who submit Notices of Conversion after November 18, 2026.

Interests of Certain Parties

Although none of our directors or executive officers purchased PIPE Securities in the 2026 Private Placement, certain directors and executive officers have certain interests in this Proposal No. 2 as a result of it being one of the proposals contained in the Required Company Stockholder Matters. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Interests of Certain Parties.” for a description of such interests.

In addition, in connection with the execution of the Merger Agreement, the Company and Orphai Subsidiary entered into Support Agreements with certain of our officers and directors (solely in their capacity as stockholders), representing approximately 2.9% of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2 and 3 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 TO 275,000,000

The Board is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 250,000,000 shares to 275,000,000 shares. The Board of Directors has not approved an increase in the authorized shares of any class of preferred stock, including the Series C Preferred Stock. The text of the proposed amendment is set forth on Annex B to this Proxy Statement.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of common stock available for future issuance, which would result in dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

As of the record date, July 29, 2026, there were 1,017,063 shares of common stock issued and outstanding and entitled to vote. On the record date, there were 211,301.868 shares of Series C Preferred Stock issued and outstanding; however, the shares of Series C Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting. In addition, as of June 30, 2026, (i) an aggregate of 10,987,728 shares of common stock are issuable upon conversion of the Series C Preferred Stock, (ii) an aggregate of 1,378,309 shares of common stock are issuable upon exercise of outstanding stock options, (iii) 4,319,400 shares of common stock are issuable upon exercise of outstanding warrants, (iv) 78,309 shares of common stock are reserved for issuance under the Quince Therapeutics, Inc. 2019 Equity Incentive Plan, (v) 14,504 shares of common stock are reserved for issuance under the Quince Therapeutics, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”), (vi) 2,724 shares of common stock are reserved for future issuance under the Novosteo, Inc. 2019 Equity Incentive Plan, (vii) 8,333 shares of common stock are available for issuance under the Quince Therapeutics, Inc. 2022 Inducement Plan (the “2022 Inducement Plan”) and (viii) if Proposals No. 4 and No. 5 are approved, 821,872 and 142,045 shares of common stock, respectively, will be reserved for issuance under the 2026 Plan and the 2026 ESPP. The proposed amendment to our Certificate of Incorporation would increase the number of shares of common stock that we are authorized to issue from 250,000,000 shares of common stock to 275,000,000 shares of common stock, representing an increase of 25,000,000 shares of authorized common stock. The proposed amendment to our Amended and Restated Certificate of Incorporation would not increase the number of shares of preferred stock that we are authorized to issue. The proposed form of amendment to our Amended and Restated Certificate of Incorporation to effect the Authorized Share Increase Proposal is attached as Annex B to this Proxy Statement.

Reasons for Stockholder Approval

The additional authorized shares of common stock will be available for issuance from time to time at the discretion of our Board of Directors for any proper corporate purpose, including, without limitation:

•	future public or private financings, including potential issuances in connection with warrants or other convertible securities, including the Warrants and the Series C Preferred Stock;

•	acquisitions of other businesses, technologies or assets;

•	issuances in connection with the 2026 Plan and the 2026 ESPP;

•	stock dividends, stock splits or other recapitalizations; and

•	other proper corporate purposes as determined by the Board of Directors from time to time.

Except to the extent required by applicable law, regulation or the rules of the Nasdaq Stock Market, any future issuances of authorized shares of common stock may be approved by the Board of Directors without further action by our stockholders. The availability of additional authorized shares of common stock would be particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis, in order to avoid the time and expense of seeking stockholder approval in connection with any contemplated issuance, where such approval might not otherwise be required. Although the Board of Directors will issue common stock only when required or when the Board of Directors considers such issuance to be in our and our stockholders’ best interests, the issuance of additional common stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Anti-Takeover and Dilutive Effects

The shares of common stock that are authorized but unissued provide the Board of Directors with flexibility to effect, among other transactions, public or private financings, including the issuance and exercise of warrants, acquisitions, stock dividends, stock splits, and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Authorized Share Proposal would continue to give the Board of Directors authority to issue additional shares from time to time without delay or further action by the stockholders, except as may be required by applicable law, regulation or Nasdaq Listing Rules.

The Authorized Share Increase is not being recommended in response to any specific effort of which we are aware to obtain control of the Company, nor does the Board of Directors have any present intent to use the authorized but unissued common stock to impede a takeover attempt. While the Authorized Share Increase may be deemed to have potential anti-takeover effects, the proposal is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects.

The Authorized Share Increase will increase the number of authorized shares of common stock and, as a result, the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of our common stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

Effect of Proposal No. 3

In the event that stockholders approve this Proposal No. 3, and Proposal Nos. 1 and 2 are also approved, each of the effects that are contingent upon approval of the Required Company Stockholder Matters will occur. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Effect of Proposal No. 1” for more information. Other than the obligation to issue shares of common stock upon the conversion of the outstanding Series C Preferred Stock, Warrants and shares issuable upon the exercise of outstanding stock options under our existing equity plans or under the 2026 Plan and 2026 ESPP, if approved, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to the Authorized Share Increase at this time, and we have not allocated any specific portion of the authorized shares to any particular purpose.

Consequences if Proposal No. 3 Is Not Approved

In the event that our stockholders do not approve this Proposal No. 3 at the Special Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 3 as soon as practicable following the date of the Special Meeting. Pursuant to the Merger Agreement and the Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 3, we would be required to postpone or adjourn the Special Meeting one or more times for up to 30 days per postponement or adjournment. Further, we will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 3 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Required Company Stockholder Matters, including this Proposal No. 3, we may be required to make significant cash settlement payments to the holders of Series C Preferred Stock, including any Series C Preferred Stock issued upon exercise of the Warrants (if any), who submit Notices of Conversion after November 18, 2026.

Procedure for Effecting the Authorized Share Increase

If this Proposal No. 3 is approved by our stockholders, we will promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware to amend our existing Amended and Restated Certificate of Incorporation. The Authorized Share Increase will become effective upon the date of filing and acceptance of the Certificate of Amendment by the Secretary of State of the State of Delaware. The text of the Certificate of Amendment is set forth in Annex B to this Proxy Statement and is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Authorized Share Increase.

The description of the Certificate of Amendment set forth above is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached as Annex B to this Proxy Statement.

Interests of Certain Parties

Certain directors and executive officers have certain interests in this Proposal No. 3 as a result of it being one of the proposals contained in the Required Company Stockholder Matters. See the section titled “Proposal No. 1—Approval of issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b)—Interests of Certain Parties.” for a description of such interests.

In addition, in connection with the execution of the Merger Agreement, the Company and Orphai Subsidiary entered into Support Agreements with certain of our officers and directors (solely in their capacity as stockholders), representing approximately 2.9% of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 1, 2 and 3 at the Special Meeting, subject to and in accordance with the terms of the Support Agreements.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN

Overview

The Company’s stockholders are also being asked to consider and vote upon the 2026 Plan Proposal to approve the Company’s 2026 Equity Incentive Plan (the “2026 Plan”). Our board of directors approved the 2026 Plan on July 29, 2026, subject to stockholder approval. If the Company’s stockholders approve the 2026 Plan, the 2026 Plan will immediately become effective. If the 2026 Plan is not approved by the Company’s stockholders, the 2026 Plan will not become effective. The 2026 Plan is described in more detail below.

The summary is qualified in its entirety by reference to the text of the 2026 Plan, a copy of which is attached as Annex C to this Proxy Statement. The Company’s stockholders should refer to the 2026 Plan for a more complete and detailed information about the terms and conditions of the 2026 Plan.

We Manage Our Equity Award Use Carefully

We continue to believe that equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant equity awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” in a manner intended to maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees.

Burn Rate

The following table provides detailed information regarding the activity related to the Company’s equity incentive program for fiscal years 2025, 2024 and 2023 but does not include information regarding any equity incentive programs of Orphai.

	2025	2024	2023
Total number of shares of common stock subject to stock options granted	16,734	18,372	16,436
Total number of shares of common stock subject to full value awards granted	—	—	—
Weighted-average number of shares of common stock outstanding	250,485	216,312	186,186
Burn Rate(1)	6.68%	8.49%	8.83%

(1)

Burn Rate is calculated as (shares of common stock subject to stock options granted + shares of common stock subject to full value awards granted) / weighted-average shares of common stock outstanding.

Overhang

The following table provides certain information regarding the Company’s equity incentive programs but does not include information on any equity incentive programs of Orphai.

	As of June 30, 2026
Total number of shares of common stock subject to outstanding stock options	1,378,309
Weighted-average exercise price of outstanding stock options	$40.78
Weighted-average remaining term of outstanding stock options	9.37	years
Total number of shares of common stock subject to outstanding full value awards(1)	0
Total number of shares of common stock available for grant under the Quince Therapeutics, Inc. 2019 Equity Incentive Plan	78,309
Total number of shares of common stock available for grant under the Novosteo Inc. 2019 Equity Incentive Plan	2,724
Total number of shares of common stock available for grant under the Quince Therapeutics, Inc. 2022 Inducement Plan	8,333
Total number of shares of common stock outstanding	1,017,063
Per-share closing price of common stock as reported on Nasdaq	$18.19

(1)

A “full value award” is any award other than a stock option or stock appreciation with respect to which the exercise or strike price is at least 100% of the fair market value of our common stock on the date of grant.

2026 Equity Incentive Plan

The 2026 Plan will be the successor to and continuation of the Quince Therapeutics, Inc. 2019 Equity Incentive Plan, the Novosteo Inc. 2019 Equity Incentive Plan, the Quince Therapeutics, Inc. 2022 Inducement Plan, the Orphai Therapeutics Inc. 2026 Stock Incentive Plan and the Orphai Therapeutics Inc. 2013 Employee, Director and Consultant Equity Incentive Plan (each as may be amended from time to time, collectively, the “Prior Plans”). Once the 2026 Plan becomes effective, no further grants will be made under the Prior Plans.

Eligibility. Any individual who is an employee of ours or any of our affiliates, or any person who provides services to us or our affiliates, including members of our board of directors, is eligible to receive awards under the 2026 Plan at the discretion of the plan administrator. As of July 29, 2026, we had 28 employees, five consultants and four non-employee directors.

Types of Awards. The 2026 Plan provides for the grant of incentive stock options (“ISOs”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates.

Authorized Shares. Subject to adjustment for specified changes in our capitalization, the maximum number of shares of our common stock that will be available for issuance under the 2026 Plan will be equal to (i) 821,872 shares of common stock, plus up to (ii) 1,377,845 shares of our common stock subject to outstanding stock awards granted under the Prior Plans (including, but not limited to, outstanding stock awards assumed by the Company in connection with the Acquisition) that, after the date the 2026 Plan becomes effective, are not issued because a stock award expires or otherwise terminates without all of the shares covered by the award having been issued; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price (the shares described in clause (ii), the “Returning Shares”). In addition, the number of shares of our common stock reserved for issuance under the 2026 Plan will automatically increase on January 1 of each calendar year, from January 1, 2027 through January 1, 2036, in an amount equal to 5% of the total number of shares of all classes of our common stock outstanding plus all shares of our common stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations) on December 31 of the preceding year, or a lesser number of shares determined by our board of directors. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under the 2026 Plan is equal to 7,000,000 shares. As of July 30, 2026, the closing price of the Company’s common stock as reported on Nasdaq was $23.03 per share.

Shares subject to stock awards granted under the 2026 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the 2026 Plan. Additionally, shares become available for future grant under the 2026 Plan if (i) they were issued stock awards under the 2026 Plan and we repurchase them or they are forfeited because of the failure to vest, or (ii) they are reacquired by us to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2026 Plan. Our board of directors may delegate concurrent authority to administer the 2026 Plan to our compensation committee under the terms of our compensation committee’s charter. We sometimes refer to our board of directors, or the applicable committee with the power to administer our equity incentive plans, as the administrator. The administrator may also delegate to one or more persons or bodies the authority to (i) designate employees (other than officers) to receive specified awards, and (ii) determine the number of shares subject to such awards. Such persons or bodies may not grant a stock award to themselves and neither our board of directors nor any committee may delegate authority to any person or body (who is not a member of our board of directors or such body that is not comprised solely of members of our board of directors) the authority to determine the fair market value of our common stock for purposes of the 2026 Plan.

The administrator has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of awards, if any, the number of shares subject to each award, the fair market value of a share of common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, and the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements for use under the 2026 Plan.

In addition, subject to the terms of the 2026 Plan, the administrator also has the power to modify outstanding awards under the 2026 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Stock Options. ISOs and NSOs are granted under applicable award agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of the 2026 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2026 Plan vest at the rate specified in the applicable award agreement as determined by the administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock units are granted under the applicable award agreements adopted by the administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the applicable award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under applicable award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration (including future services) that may be acceptable to our board of directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under applicable award agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2026 Plan vests at the rate specified in the applicable award agreement as determined by the administrator.

Performance Awards. The 2026 Plan permits the grant of performance-based stock and cash awards. The administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; share price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue, or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholder’s equity; capital expenditures; debt levels; operating profit or net operating profit; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. The administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any fiscal year, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to our board of directors during such calendar year, $1,000,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2026 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2026 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2026 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.

Under the 2026 Plan, a corporate transaction is defined to include the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or disposition of all or substantially all of our assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.

Change in Control. In the event of a change in control, as defined under the 2026 Plan, awards granted under the 2026 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under the 2026 Plan, a change in control is defined to include: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (iv) an unapproved change in the majority of the board of directors.

Transferability. A participant may not transfer stock awards under the 2026 Plan other than by will, the laws of descent and distribution, or as otherwise provided under the 2026 Plan.

Clawback/Recovery. All awards granted under the 2026 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, our board of directors may impose such other clawback, recovery or recoupment provisions in a stock award agreement as our board of directors determines necessary or appropriate.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend, or terminate the 2026 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted the 2026 Plan. No stock awards may be granted under the 2026 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2026 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2026 Plan. The 2026 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Tax Consequences to the Participants

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Incentive Stock Options. The 2026 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the IRS, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. For any shares received upon exercise of a stock appreciation right, the participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Tax Consequences to the Company

Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of an award under the Plan.

Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

New Plan Benefits

The awards, if any, that will be granted to eligible persons under the 2026 Plan will be made in the discretion of our Board. Therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted under the 2026 Plan in the future nor may it determine the amounts that would have been granted in the last completed fiscal year if the 2026 Plan had been in effect.

Registration with the SEC

If the 2026 Plan is approved by our stockholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the 2026 Plan as soon as reasonably practicable after approval of this Proposal No. 4.

New Plan Benefits

As of July 30, 2026, awards covering a total of 160,265 shares of the Company’s common stock have been contingently granted under the 2026 Plan, subject to stockholder approval of the 2026 Plan under this

Proposal No. 4. The following table shows information regarding the grant of such awards (regardless of whether subsequently exercised or forfeited) to the persons and groups identified below.

Name and Position	Number of shares underlying RSUs(1)
John Militello, current Head of Finance and anticipated Chief Financial Officer	80,000
All current executive officers as a group (3 persons)	0
All current directors who are not executive officers as a group (3 persons)	0
All employees, including all current officers who are not executive officers, as a group	160,265

(1)

Except as set forth in the table above, the awards, if any, that will be granted to eligible persons under the 2026 Plan will be made in the discretion of the Company’s board of directors. Therefore, the Company cannot currently determine the benefits or number of shares subject to other awards that may be granted under the 2026 Plan in the future nor may it determine the amounts that would have been granted in the last completed fiscal year if the 2026 Plan had been in effect.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF THE 2026 ESPP

Overview

The Company’s stockholders are also being asked to consider and vote upon the 2026 ESPP Proposal to approve the Company’s 2026 Employee Stock Purchase Plan (the “2026 ESPP”). Our board of directors approved the 2026 ESPP on July 30, 2026, subject to stockholder approval. If the Company’s stockholders approve the 2026 ESPP, the 2026 ESPP will immediately become effective. If the 2026 ESPP is not approved by the Company’s stockholders, it will not become effective. The 2026 ESPP is described in more detail below.

The summary is qualified in its entirety by reference to the text of the 2026 ESPP, a copy of which is attached as Annex D to this Proxy Statement. The Company’s stockholders should refer to the 2026 ESPP for a more complete and detailed information about the terms and conditions of the 2026 ESPP.

2026 Employee Stock Purchase Plan

The purpose of the 2026 ESPP is to secure and retain the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our 2026 ESPP will include two components. One component will be designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component will permit the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.

Eligibility. Our employees and the employees of any of our designated affiliates, will be eligible to participate in the 2026 ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the 2026 ESPP, as determined by the administrator: (1) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year or (2) continuous employment with us or one of our affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, our board of directors may also exclude from participation in the 2026 ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. As of July 29, 2026, we had 28 employees. An employee may not be granted rights to purchase stock under the 423 Component of the 2026 ESPP (a) if such employee immediately after the grant would own stock (including stock issuable upon exercise of all such employee’s purchase rights) possessing 5% or more of the total combined voting power or value of all classes of our common stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of our common stock for each calendar year that the rights remain outstanding. Our board of directors may approve different eligibility rules for the Non-423 Component.

Share Reserve. The 2026 ESPP authorizes the issuance of shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. Subject to adjustment for specified changes in our capitalization, the maximum number of shares of our common stock that may be issued under the 2026 ESPP will not exceed 1% (the “Initial Share Reserve”). Additionally, the number of shares of our common stock reserved for issuance under the 2026 ESPP will automatically increase on January 1 of each calendar year, beginning on January 1, 2027 (assuming the 2026 ESPP becomes effective in 2026) through January 1, 2036, by the lesser of (i) 1% of the total number of shares of all classes of our common stock outstanding plus all shares of our common stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations), on December 31 of the preceding calendar year, and (ii) a number of shares equal to two times the Initial Share Reserve; provided that before the date of any such increase, our board of directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii). As of July 30, 2026, the closing price of the Company’s common stock as reported on Nasdaq was $23.03 per share.

Administration. Our board of directors, or a duly authorized committee thereof, will administer our 2026 ESPP. Our board may delegate concurrent authority to administer the 2026 ESPP to our compensation committee under the terms of the compensation committee’s charter. The 2026 ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the 2026 ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the 2026 ESPP may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, will be eligible to participate in the 2026 ESPP and to contribute, normally through payroll deductions, up to a maximum percentage of their earnings (as defined in the 2026 ESPP) or up to a set dollar amount for the purchase of our common stock under the 2026 ESPP, in each case not exceeding 15% of the employee’s earnings. Unless otherwise determined by our board of directors, common stock will be purchased for the accounts of employees participating in the 2026 ESPP at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of our common stock on the first date of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the 2026 ESPP, as determined by our board of directors, including: (i) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year; or (ii) continuous employment with us or one of our affiliates for a minimum period of time (not to exceed two years). No employee may purchase shares under the 2026 ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the 2026 ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.

Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the board of directors will make appropriate adjustments to: (i) the number of shares reserved under the 2026 ESPP; (ii) the maximum number of shares by which the share reserve may increase automatically each year; (iii) the number of shares and purchase price of all outstanding purchase rights; and (iv) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions, including the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale of all or substantially all of our assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger or consolidation where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the 2026 ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.

2026 ESPP Amendment or Termination. Our board of directors has the authority to amend or terminate our 2026 ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our 2026 ESPP as required by applicable law or listing requirements. If the 2026 ESPP is terminated, the Board, in its discretion, may elect to terminate all outstanding offerings either immediately or upon completion of the purchase of shares of common stock on the next purchase date (which may be sooner than originally scheduled, if determined by the Board in its discretion), or may elect to permit offering to expire in accordance with their terms.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2026 ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of the Company’s common stock acquired under the 2026 ESPP. The 2026 ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Tax Consequences to Participants

423 Component of the 2026 ESPP. Rights granted under the 423 Component of the 2026 ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of the Company’s common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Non-423 Component. A participant will be taxed on amounts withheld for the purchase of shares of the Company’s common stock as if such amounts were actually received. Under the Non-423 Component, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Tax Consequences to the Company

There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of rights under the 2026 ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations). Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

New Plan Benefits

Participation in the 2026 ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the 2026 ESPP. Therefore, the Company cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided. In addition, the Company cannot determine the benefits or number of shares subject to purchase rights or that would have been received by an eligible employee in the last completed fiscal year if the 2026 ESPP had been in effect.

Registration with the SEC

If the 2026 ESPP is approved by our stockholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares reserved for issuance under the 2026 ESPP as soon as reasonably practicable after the approval of this Proposal No. 5.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2 AND/OR 3

If at the Special Meeting the number of votes represented by shares of our common stock present or represented and voting in favor of any of Proposals Nos. 1, 2 and/or 3 is insufficient to approve the applicable Proposal, our management may postpone the Special Meeting prior to its scheduled time or move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of any of Proposals Nos. 1, 2 and/or 3.

In this Proposal No. 6, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any of Proposals Nos. 1, 2 and/or 3, including the solicitation of proxies from stockholders that have previously voted against the Proposals. If stockholder approval for this Proposal No. 6 is not obtained, then the Special Meeting will not be adjourned.

We are required to use our reasonable best efforts to secure the approvals sought in Proposal Nos. 1, 2 and 3 as soon as practicable following the date of the Special Meeting if they are not approved at the Special Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in Proposal Nos. 1, 2 and 3 until such approvals are obtained.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 6.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of July 29, 2026 for:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares of common stock over which the person has sole or shared voting power or investment power as well as any shares that the person has the right to acquire within 60 days after July 29, 2026 through the exercise of any stock option, warrant or other rights.

The percentage of shares beneficially owned is based on 1,017,063 shares of our common stock outstanding as of July 29, 2026 (after giving effect to the Reverse Stock Split). Shares of our common stock that a person has the right to acquire within 60 days of July 29, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Due to the conversion limitations on the Series C Preferred Stock and the exercise limitations of the Warrants and Orphai Options, shares of common stock issuable upon the conversion of Series C Preferred Stock and exercise of the Warrants and Orphai Options, if approved by our stockholders, have been excluded from beneficial ownership set forth below. Except as otherwise noted below, the address for each beneficial owner listed is c/o Quince Therapeutics, Inc., 611 Gateway Boulevard, Suite 273, South San Francisco, California 94080.

Name of Beneficial Owner	Number of Shares	Options Exercisable within 60 days	Aggregate Number of Shares Beneficially Owned	Percentage of Total (%)
Greater than 5% Stockholders
Entities affiliated with Millennium Group Management LLC(1)	28,102	—	28,102	3.0%
Named Executive Officers and Directors
Dirk Thye, M.D.(2)	4,974	19,813	24,787	2.4%
Charles Ryan, J.D., Ph.D.	650	3,049	3,699	*
Brendan Hannah	1,809	6,003	7,812	*
David A. Lamond(3)	21,920	947	22,867	2.2%
Christopher J. Senner	—	1,330	1,330	*
June Bray	—	—	—	*
Brigette Roberts, M.D.	—	—	—	*
All executive officers and directors as a group (7 persons)(4)	29,353	28,743	58,096	5.6%

(1)

Based on Schedule 13G, filed with the SEC on June 10, 2026, consists of 28,102 shares of common stock held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The address for the foregoing entities and person is 399 Park Avenue, New York, New York 10022.
(2)

Consists of (i) 25,500 shares held of record by Dirk Thye (ii) 73,988 shares held of record by Thye Trust dated 12/13/2001. Dr. Thye is the trustee of the Thye Trust dated 12/13/2001 and holds sole voting and dispositive power with respect to the shares held of record by Thye Trust dated 12/13/2001.

(3)

Consists of (i) 30,182 shares held of record by David A. Lamond, (ii) 234,754 shares held of record by Blue Devil Trust dated 12/03/2010 and (iii) 173,472 shares held by the David A. Lamond Trust dated 2006. Mr. Lamond is the trustee of the Blue Devil Trust dated 12/03/2010 and the David A. Lamond Trust dated 2006 and holds sole voting and dispositive power with respect to the shares held of record by Blue Devil Trust dated 12/03/2010 and the David A. Lamond Trust dated 2006.

(4)

Includes shares beneficially owned by all current executive officers and directors of the Company. Consists of 29,353 shares of common stock and 28,743 shares of common stock underlying options that are exercisable within 60 days of July 29, 2026.

EXECUTIVE COMPENSATION

All of the information contained in the sections below generally relates to our named executive officer compensation for fiscal years ended December 31, 2025 and 2024 and was included in our Definitive Proxy Statement on Schedule 14A for our 2026 annual meeting of stockholders filed with the SEC on April 27, 2026 (the “Annual Proxy Statement”). Since the date of the Annual Proxy Statement, (i) Dr. Roberts was appointed as our Chief of Corporate Affairs and a member of our Board on May 18, 2026 and (ii) we implemented the Reverse Stock Split effective on June 29, 2026. Except as set forth below or the context otherwise requires, the below share amounts and exercise prices give retroactive effect to the Reverse Stock Split.

Our named executive officers (“NEOs”) for fiscal 2025 consisted of the following individuals:

•	Dirk Thye, M.D., our Chief Executive Officer and Chief Medical Officer;

•	Charles Ryan, Ph.D., our President; and

•	Brendan Hannah, our Chief Operating Officer, Chief Business Officer, and Chief Compliance Officer;

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by, or paid to each of the NEOs for their services rendered for the years ended December 31, 2025 and 2024.

Name and Principal Position(s)	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Dirk Thye	2025	550,000	1,644,000	295,625	4,000	2,493,625
Chief Executive Officer and Chief Medical Officer	2024	550,000	1,965,000	213,125	4,000	2,732,125
Charles Ryan	2025	500,000	411,000	207,500	25,600	1,144,100
President	2024	500,000	189,950	177,500	25,600	893,050
Brendan Hannah	2025	453,750	616,500	188,825	4,000	1,263,075
Chief Operating Officer, Chief Business Officer and Chief Compliance Officer	2024	425,000	786,000	150,875	4,000	1,365,875

(1)

Amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of stock options granted in the indicated year as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)

Amounts shown in this column represent the annual performance bonus awards earned by our NEOs under our Executive Incentive Bonus Plan. Such bonuses are tied to achievement against clinical and regulatory goals and strategic objectives, with payouts determined after the close of the year and primarily based on our level of achievement against those corporate goals and compensation committee discretion. Payouts for 2025 occurred in the first quarter of 2026. For more information, please see the summary set forth below under the heading, “Executive Incentive Bonus Plan.”

(3)	The table below shows the components of “All Other Compensation” for each of our NEOs for 2025.

Name	Retirement Plan Contributions (A)	All Other Compensation (B)	Total ($)
Dirk Thye	4,000	—	4,000
Charles Ryan	4,000	21,600	25,600
Brendan Hannah	4,000	—	4,000

(A)	Represents the Company matching contribution to the accounts of our NEOs in the Company’s 401(k) plan.
(B)	Represents compensation for health insurance premiums of $1,800 per month.

OUTSTANDING EQUITY AWARDS

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2025.

	Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dirk Thye, M.D.	5/19/2022	3/23/2022	517	64	110	3/23/2032	(1)(2)
	5/23/2022	5/23/2022	8,867	1,031	596	5/23/2032	(1)
	2/1/2023	1/1/2023	1,500	750	188	2/1/2033	(3)
	2/1/2024	1/1/2024	3,749	3,750	262	2/1/2034	(3)
	1/28/2025	1/1/2025	1,499	4,500	320	1/28/2035	(3)
Charles Ryan, Ph.D.	9/1/2023	9/1/2023	1,589	1,135	260	9/1/2033	(1)
	2/1/2024	1/1/2024	362	262	262	2/1/2034	(3)
	1/28/2025	1/1/2025	374	1,125	320	1/28/2035	(3)
Brendan Hannah	5/19/2022	3/23/2022	193	32	110	3/23/2032	(1)(2)
	5/23/2022	5/23/2022	1,584	184	596	5/23/2032	(1)
	2/1/2023	1/1/2023	717	281	188	2/1/2033	(3)
	10/24/2023	10/23/2023	203	171	198.40	10/24/2033	(3)
	2/1/2024	1/1/2024	1,499	1,500	262	2/1/2034	(3)
	1/28/2025	1/1/2025	562	1,687	320	1/28/2035	(3)

*	Gives retroactive effect to the April 2026 Reverse Stock Split and the Reverse Stock Split.
(1)

The shares subject to the stock option vest over a four-year period, with 25% vesting on one-year-anniversary from the vesting commencement date, and the balance vesting each month over the remaining three-year period, subject to the NEO providing continued service to us through each vesting date.

(2)	These equity awards were assumed in connection with the Company’s merger with Novosteo, Inc. on May 19, 2022.
(3)

The shares subject to the stock option vest over a four-year period, with 1/48th of the shares vesting and becoming exercisable one month after the vesting commencement date, and an additional 1/48th of the shares subject to such option vest and become exercisable each month thereafter, subject to the NEO providing continued service to us through each vesting date.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND OUTSTANDING EQUITY AWARDS TABLE

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses, and long-term incentive compensation. We also provide our executive officers with severance and change-in-control benefits, as well as other benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

Executive Incentive Bonus Plan

Each of our NEOs is eligible to participate in our Executive Incentive Bonus Plan (“Bonus Plan”). The purpose of the Bonus Plan is to motivate and reward eligible officers and other designated employees for their contributions toward the achievement of certain performance goals. Each NEO is eligible to receive a performance bonus based on (1) the individual’s target bonus, as a percentage of base salary, and (2) the percentage attainment of performance goals established by the compensation committee. For 2025, the targets for each Named Executive Officer, as a percentage of base salary, were as follows: 50% for Dr. Thye, 40% for Dr. Ryan, and 40% for Mr. Hannah. On January 23, 2026, the compensation committee determined that 107.5% of the corporate objectives were achieved for 2025 and therefore each of Dr. Thye, Dr. Ryan, and Mr. Hannah were entitled to be paid out bonuses at 107.5% of the corporate goal achievement.

Long-Term Incentives

On January 28, 2025, Dr. Thye, Dr. Ryan, and Mr. Hannah received options to purchase 6,000, 1,500, and 2,250 shares of common stock, respectively, with an exercise price of $320.00 per share. The options vest in equal monthly installments over a four-year period beginning on January 1, 2025, subject to the NEOs’ continuous service with the Company through each applicable vesting date.

Employment Agreements and Separation Agreements with Our NEOs

We have offer letter agreements and separation agreements with each of our NEOs. The agreements generally provide for at-will employment and set forth the executive officer’s initial base salary, annual performance bonus opportunity, initial equity grant amount and eligibility for employee benefits. The key terms of the offer letters are described below.

Dirk Thye, M.D.

In May 2022, we entered into an offer letter with Dr. Thye, our current Chief Executive Officer and Chief Medical Officer. The offer letter has no specific term and provides for at-will employment. Dr. Thye’s annual base salary was $550,000 for fiscal year 2025. Dr. Thye is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Thye’s target bonus was 50% of his annual base salary for fiscal year 2025.

In connection with the Acquisition, the Board approved a retention bonus of $700,000 for Dr. Thye, which will be paid only if the respective officer continues to remain employed by the Company through the approval of the Company Stockholder Matters.

The Company and Dr. Thye entered into an executive change in control and severance agreement, or the Thye Severance Agreement. For a summary of the material terms of the Thye Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.

Charles Ryan, Ph.D.

In September 2023, we entered into an offer letter with Dr. Ryan, our current President. The offer letter has no specific term and provides for at-will employment. Dr. Ryan’s annual base salary was $500,000 for fiscal year 2025. Dr. Ryan is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Dr. Ryan’s target bonus was 40% of his annual base salary for fiscal year 2025. In addition,

Dr. Ryan is eligible for a monthly cash stipend of $1,800 to assist in covering the cost of his health insurance premium or other medical expenses.

In connection with the commencement of his employment with the Company, the Company granted Dr. Ryan an option to purchase 2,725 shares of the Company’s common stock (the “Ryan Option”) pursuant to the 2019 Plan, with an exercise price equal to the fair market value of the Company’s common stock on the grant date. 25% of the shares subject to the Ryan Option will vest one year after the date of the grant and the remaining shares will vest in equal monthly installments over the following three years thereafter, subject to Dr. Ryan’s continuous service with the Company through each applicable vesting date.

The Company and Dr. Ryan entered into an executive change in control and severance agreement or the Ryan Severance Agreement. The Ryan Severance Agreement provides for severance benefits upon a qualifying termination of employment, including modified severance benefits on a qualifying termination of employment in connection with a change in control. For a summary of the material terms of the Ryan Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.

Brendan Hannah

In May 2022, we entered into an offer letter with Mr. Hannah, our current Chief Operating Officer and Chief Business Officer. The offer letter has no specific term and provides for at-will employment. Mr. Hannah’s annual base salary was $455,000 for fiscal year 2025. Mr. Hannah is also eligible to earn a discretionary annual bonus based on achievement of specified performance goals. Mr. Hannah’s target bonus was 40% of his annual base salary for fiscal year 2025.

In connection with the Acquisition, the Board approved a retention bonus of $500,000 for Mr. Hannah, which will be paid only if the respective officer continues to remain employed by the Company through the approval of the Company Stockholder Matters.

The Company and Mr. Hannah entered into an executive change in control and severance agreement, or the Hannah Severance Agreement. For a summary of the material terms of the Hannah Severance Agreement, see “—Potential Payments Upon Termination or Change of Control” below.

Welfare and Health Benefits

Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see description under “401(k) Plan” below), medical, dental, vision, short-term disability, long-term disability and group life insurance, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or nonqualified deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our board of directors may elect to adopt such plans in the future if it determines that doing so is in our best interests.

Perquisites and Other Benefits

We generally do not offer perquisites or personal benefits to our NEOs, although we may from time to time provide reasonable relocation, signing bonuses, retention bonuses, or other benefits to our NEOs as our compensation committee determines appropriate.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Internal

Revenue Code of 1986, as amended or the Code. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code.

Historically, we have not made matching contributions into the 401(k) plan on behalf of participants. However, in 2021, we began matching 100% of employee contributions, up to an annual maximum of $4,000 per calendar year for each employee. All such employee contributions and Company matching contributions are immediately and fully vested.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the CEO and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into Severance Agreements or Executive Change in Control and Severance Agreements, or CiC Agreements, with Dr. Thye, Dr. Ryan, and Mr. Hannah, which provide for certain payments and benefits in connection with certain terminations of employment with the Company, including terminations that occur in connection with a change in control (as defined in the CiC Agreements), subject to the named executive officer’s execution and non-revocation of a general release of claims in a form prescribed by the Company.

The compensation committee believes that the severance protection benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.

Under the CiC Agreements, if within the period beginning 3 months prior to, and ending 18 months following, a change in control of the Company, or the CiC Period, the Company terminates a named executive officer’s employment without “cause” or a named executive officer resigns for “good reason” (each as defined in the CiC Agreements), the named executive officer will be eligible to receive the following: (i) 18 months of base salary to be paid within thirty (30) days following the Release Deadline (as defined in the CiC Agreements); (ii) an amount equal to 150% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs, pro-rated to the effective date of termination, to be paid in a single lump-sum within thirty (30) days following the Release Deadline; (iii) full vesting acceleration of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 100% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting, as of the later of the named executive officer’s termination of employment of the change in control; and (iv) a cash payment equal to 18 months of COBRA premiums to be paid in a single lump-sum within thirty (30) days following the Release Deadline.

In addition, the CiC Agreements provide that if the Company terminates a named executive officer’s employment without cause or a named executive officer resigns for “good reason” outside of the CiC Period, the named executive officer will be eligible to receive the following: (i) 12 months of base salary; (ii) an amount equal to 100% of the named executive officer’s target annual bonus opportunity for the year in which the termination occurs, pro-rated to the effective date of termination, to be paid in a single lump-sum within thirty (30) days following termination of employment; (iii) vesting acceleration of 50% of any then-outstanding unvested equity awards that are subject to time-based vesting and vesting at 50% of target levels of any then-outstanding unvested equity awards that are subject to performance-based vesting as of the named executive officer’s termination of employment; and (iv) a cash payment equal to 12 months of COBRA premiums to be paid in a single lump-sum within thirty (30) days following the Release Deadline. The base salary severance will be paid to named executive officer at named executive officer’s Base Salary Rate (as defined in the CiC Agreements) in accordance with the Company’s normal payroll practices on the Company’s regularly scheduled payroll dates commencing with the first regularly scheduled payroll date that occurs at least 8 days following termination of employment, with the first payment being equal to the number of business days between named executive officer’s last day of employment and the date of the first payment multiplied by named executive officer’s daily Base Salary Rate.

Pursuant to the CiC Agreements, in the event of a change in control, if our successor does not agree to assume, substitute or otherwise continue any then outstanding stock options, the vesting of the unvested stock options shall accelerate in full (or, with respect to performance-based options, at 100% of target level), effective immediately prior to and contingent upon a change of control, unless our named executive officer resigns without good reason or is terminated for cause.

In addition, if any of the payments or benefits provided to a named executive officer constitutes a parachute payment under Section 280G of the Code, the payments or benefits may be reduced so that no portion of the payment is subject to the excise tax imposed under Section 4999 of the Code.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street
Reform
and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Year (a)	Summary Compensation Table Total for Dirk Thye (b) (1)	Compensation Actually Paid to Dirk Thye (c) (2)	Average Summary Compensation Table Total for Non-CEO NEOs (d) (3)	Average Compensation Actually Paid to Non-CEO NEOs (e) (4)	Fixed $100 Investment Based on Total Shareholder Return (f) (5)	Net Income (Loss) (in millions) (h) (6)
2025	$2,411,125	$3,944,367	$1,169,613	$1,727,759	$525.57	$(83.98)
2024	$2,732,125	$3,365,648	$1,129,463	$1,289,891	$293.38	$(56.83)
2023	$1,330,500	$2,491,503	$1,004,325	$948,782	$164.73	$(31.39)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Thye (who served as Chief Executive Officer during each of fiscal years 2025, 2024, and 2023) for each corresponding year in the “Total” column of the Summary Compensation Table. Dr. Thye is referred to herein as a “PEO.” Refer to “
Executive Compensation Tables—Summary Compensation Table
.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to each PEO, respectively, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to each PEO in the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to PEO’s respective total compensation to determine the compensation actually paid in the applicable year:

2025 Thye
Adjustments to Determine Compensation Actually Paid for PEO
Summary Compensation Table Total (a)	$2,411,125
Subtract: Adjustment for Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(1,644,000)
Add: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year (b)	2,094,017
Add/Subtract: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	990,280
Add: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	359,956
Add/Subtract: Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(267,011)
Subtract: Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—
Compensation Actually Paid	$3,944,367

(a)
We have not reported any amounts in our Summary Compensation Table for a change in pension value and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance
rules are not relevant to our analysis and no adjustments have been made.

(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the PEOs for each applicable year) (the
“Non-PEO
NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the
Non-PEO
NEOs included for purposes of calculating the average amounts in each applicable year are as follows:

2025 and 2024: Charles Ryan, Ph.D. and Brendan Hannah; and
2023: Charles Ryan, Ph.D., Brendan Hannah, and Karen Smith, M.D., Ph.D.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the
Non-PEO
NEOs as a group , as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the
Non-PEO
NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the
Non-PEO
NEOs as a group for each year to determine the compensation actually paid in the applicable year:

Adjustments to Determine Average Compensation Actually Paid for non-PEO NEOs	2025
Total Reported in Summary Compensation Table(a)	$1,169,613
Subtract: Adjustment for Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(513,750)
Add: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year(b)	654,382
Add/Subtract: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	362,051
Add: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	112,485
Add/Subtract: Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(57,022)
Subtract: Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—
Compensation Actually Paid	$1,727,759

(a)
We have not reported any amounts in our Summary Compensation Table for a change in pension value and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance
rules are not relevant to our analysis and no adjustments have been made.

(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation
S-K,
we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Cumulative TSR
The following graph sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.

CAP vs. TSR
Compensation Actually Paid ($M)
$7.5
$5.5
$3.5
$1.5
-$.5
-$2.5
-$4.5
Total Shareholder Return
$600
$500
$400
$300
$200
$100
$0
$2.49M
$0.95M
$164.73
$3.37M
$293.38
$1.29M
$3.94M
$525.57
$1.73M
2023
2024
2025
Comp. Actually Paid to Dirk Thye
Avg. Compensation Actually Paid (Non-PEO NEOs)
Company TSR

CAP vs. Net Income (Loss)
Compensation Actually Paid ($M)
$7.5
$5.5
$3.5
$1.5
-$.5
-$2.5
-$4.5
Net Income (Loss) ($M)
$0
($50)
($100)
($150)
($200)
($250)
($31.39)
($56.83)
($83.98)
$2.49M
$0.95M
$3.37M
$1.29M
$3.94M
$1.73M
2023
2024
2025
Comp. Actually Paid to Dirk Thye
Avg. Compensation Actually Paid (Non-PEO NEOs)
Net Income (millions)

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, for executive officers, the Company has granted new-hire
option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the compensation committee occurring in such quarter. The Company also maintains an equity grant delegation policy (the “Equity Grant Policy”) pursuant to which the compensation committee has delegated to Dr. Thye, our Chief Executive Officer, and Mr. Hannah, our Chief Operating Officer and Chief Business Officer, the authority to grant new-hire
option awards, within the guidelines and limits set forth in the Equity Grant Policy. Any new-hire
option awards to be granted pursuant to the Equity Grant Policy are made on the second Tuesday of each month of the calendar year. Also, non-employee
directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the close of business on the date of each annual meeting of the Company’s stockholders, respectively, pursuant to the Outside Director Compensation Policy, as further described under the heading, “
Director
Compensation—Non-Employee
Director Compensation Arrangements
” below. The compensation committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. Option grants made pursuant to the Equity Grant Policy and the Outside Director Compensation Policy are awarded regardless of whether there is any MNPI about the Company on the regular, predetermined grant dates thereunder, and such grant dates are not specifically timed in relation to the Company’s disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

DIRECTOR COMPENSATION

All of the information contained in the sections below generally relates to our director compensation for fiscal year 2025 and was included in the Annual Proxy Statement. Since the date of the Annual Proxy Statement, (i) Dr. Roberts was appointed to our Board and (ii) we implemented the Reverse Stock Split effective on June 29, 2026. Except as set forth below or the context otherwise requires, the below share amounts and exercise prices give retroactive effect to the Reverse Stock Split. Because Dr. Roberts serves as our Chief of Corporate Affairs, she will not receive any additional compensation for her service on the Board.

Director Compensation Table

The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2025. Dr. Thye is not included in the table below, as he was employed in 2025 as our Chief Executive Officer and Chief Medical Officer, and received no additional compensation for his service as director. The compensation received by Dr. Thye is shown in “Executive Compensation—Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)(1) (2)	Total ($)
David A. Lamond	—	98,060	98,060
Christopher J. Senner	—	78,975	78,975
June Bray(3)	—	71,237	71,237
Margaret McLoughlin, Ph.D.(4)	—	73,300	73,300
Una Ryan, OBE, Ph.D.(4)	64,000	24,300	88,300
Luca Benatti, Ph.D.(4)	38,000	24,300	62,300
Rajiv Patni, M.D.(4)	43,500	24,300	67,800

(1)

The amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes of stock options granted in 2025 as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. As permitted under our Outside Director Compensation Policy, certain of our directors elected to receive all or a portion of their fees for 2025 in the form of stock options, rather than cash.

(2)	Our non-employee directors held the following number of outstanding stock options as of December 31, 2025:

Name	Shares Subject to Outstanding Stock Options (#)
David A. Lamond	888
Christopher J. Senner	1,286
June Bray	691
Margaret McLoughlin, Ph.D.	1,132
Una Ryan, OBE, Ph.D.	974
Luca Benatti, Ph.D.	315
Rajiv Patni, M.D.	157

*	Gives retroactive effect to the April 2026 Reverse Stock Split and the Reverse Stock Split.
(3)	June Bray resigned from the Board effective as of January 30, 2026 and was reappointed to the Board effective April 22, 2026.

(4)	Each of Rajiv Patni, Luca Benatti, Margi McLoughlin and Una Ryan resigned from the Board effective as of January 30, 2026

Non-Employee Director Compensation Arrangements

Pursuant to our outside director compensation policy adopted by our board of directors on June 7, 2022, as amended and restated on December 2, 2024 (the “Outside Director Compensation Policy”), we pay each non-employee director an annual cash retainer for service on the board of directors and an additional annual cash retainer for service on each committee on which the director is a member, which is paid quarterly in arrears. Our Lead Independent Director, chairperson of the board of directors, and the chair of each committee will receive higher annual cash retainers for such service. Each director may elect to receive all of the annual cash retainer, beginning with the annual cash retainer to be received on and after January 1, 2025, in the form of a stock option, which will vest in substantially equal quarterly installments on the last day of each quarter, subject to the director’s continued service through such date. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors of which the director is a member are as follows:

	Member Annual Cash Retainer	Lead/Chairperson Annual Cash(1)
Board of Directors	$38,000	$52,500
Audit Committee	$7,500	$15,000
Compensation Committee	$5,500	$11,000
Nominating and Corporate Governance Committee	$4,000	$8,000

(1)	Such amounts are inclusive of, and not in addition to, the Member Annual Cash Retainer.

Pursuant to our Outside Director Compensation Policy, each non-employee director who is appointed to our board of directors shall initially be granted a stock option to purchase 270 shares of our common stock.

One-third of the shares subject to such initial stock option grant will vest on each of the first, second and third anniversaries of the date of grant, subject to the director’s continued service as a member of our board of directors through each vesting date. Further, at the close of business on the date of each annual meeting of stockholders, each continuing non-employee director will be granted a stock option to purchase the total shares of our common stock set forth below:

•

If the non-employee director’s appointment to our board of directors occurred more than six (6) months prior to the annual meeting of our stockholders, the stock option will cover 135 shares of our common stock.

•

If the non-employee director’s appointment to our board of directors occurred between three (3) and six (6) months prior to the annual meeting of our stockholders, the stock option will cover 68 shares of our common stock.

•

If the non-employee director’s appointment to our board of directors occurred less than three (3) months prior to the annual meeting of our stockholders, the non-employee director will not receive a stock option on the date of the annual meeting of our stockholders.

100% of the shares subject to any such annual stock option grant will vest in full on the one-year anniversary of the grant date, subject to the director’s continued service as a member of our board of directors through the vesting date.

All stock options granted to non-employee directors will be made pursuant to our 2019 Plan and will vest in full immediately prior to, and contingent upon, the consummation of a change in control of our Company, subject to the director’s continued service as a member of our board of directors through the change in control.

We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our board of directors and committees.

The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

DESCRIPTION OF CAPITAL STOCK

General

Under our certificate of incorporation, our authorized capital stock consists of 250,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, 294,370 shares of which are designated as Series C Non-Voting Convertible Preferred Stock and 9,705,630 shares of which are undesignated. Our Board may establish the rights and preferences of the undesignated preferred stock from time to time.

Common Stock

Voting Rights

The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Cumulative voting for the election of directors is not provided for in our restated certificate of incorporation, which means the holders of a majority of our shares of common stock can elect all of the directors then standing for election.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of common stock are entitled to receive dividends, if any, as may be declared from time to time by the board of directors out of legally available funds.

Liquidation

In the event of our liquidation, dissolution or winding up, holders of common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate in the future.

Preferred Stock

Under our amended and restated certificate of incorporation, we have authority, subject to any limitations prescribed by law and without further stockholder approval, to issue from time to time up to 10,000,000 shares of preferred stock, par value $0.001 per share, in one or more series.

Pursuant to our amended and restated certificate of incorporation, our board of directors has the authority to designate the rights, preferences, privileges and restrictions of each such series, including dividend rights, preferences, privileges and restrictions of each such series, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences, sinking fund terms and the number of shares constituting any series.

The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the company without further action by the stockholders. The issuance of redeemable convertible preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation. In certain circumstances, an issuance of preferred stock could have the effect of decreasing the market price of the common stock.

Series C Non-Voting Convertible Preferred Stock

On May 18, 2026, our Board designated 294,370 shares of preferred stock as Series C Non-Voting Convertible Preferred Stock. As of July 29, 2026, we had 211,301.868 shares of preferred stock outstanding, all of which are Series C Non-Voting Convertible Preferred Stock. Each share of Series C Non-Voting Convertible Preferred Stock is convertible into 52 shares of common stock, subject to certain limitations, as described above. The rights of the Series C Non-Voting Convertible Preferred Stock are set forth in the Certificate of Designation, attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on May 18, 2026 (the “Certificate of Designation”). Please see “Description of Series C Preferred Stock” under Proposal No. 1 for a complete description of the Certificate of Designation and the rights of the Series C Non-Voting Convertible Preferred Stock.

Anti-Takeover Effects of Delaware Law and Our Certificate of Incorporation and Bylaws

Our amended and restated certificate of incorporation and our amended and restated bylaws contain certain provisions that could have the effect of delaying, deterring or preventing another party from acquiring control of us. These provisions and certain provisions of Delaware law, which are summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate more favorable terms with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us.

Undesignated Preferred Stock

As discussed above, our board of directors have the ability to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of us. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of our company.

Limits on Ability of Stockholders to Act by Written Consent or Call a Special Meeting

Our amended and restated certificate of incorporation provides that our stockholders may not act by written consent, which may lengthen the amount of time required to take stockholder actions. As a result, a holder controlling a majority of our capital stock would not be able to amend our amended and restated bylaws or remove directors without holding a meeting of our stockholders called in accordance with our amended and restated bylaws. In addition, our amended and restated bylaws provides that special meetings of the stockholders may be called only by the chairperson of the board, the Chief Executive Officer, the lead independent director, or at the request of a majority of our board of directors. Stockholders may not call a special meeting, which may delay the ability of our stockholders to force consideration of a proposal or for holders controlling a majority of our capital stock to take any action, including the removal of directors.

Requirements for Advance Notification of Stockholder Nominations Proposals

Our amended and restated bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. These provisions may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed. These provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.

Board Classification

Our board of directors is divided into three classes, one class of which is elected each year by our stockholders. The directors in each class will serve three-year terms. A third party may be discouraged from making a tender offer or otherwise attempting to obtain control of us as it is more difficult and time-consuming for stockholders to replace a majority of the directors on a classified board.

No Cumulative Voting

Our amended and restated certificate of incorporation and amended and restated bylaws do not permit cumulative voting in the election of directors. Cumulative voting allows a stockholder to vote a portion or all of its shares for one or more candidates for seats on the board of directors. Without cumulative voting, a minority stockholder may not be able to gain as many seats on our board of directors as the stockholder would be able to gain if cumulative voting were permitted. The absence of cumulative voting makes it more difficult for a minority stockholder to gain a seat on our board of directors to influence our board’s decision regarding a takeover.

Amendment of Charter and Bylaws Provisions

The amendment of the above provisions of our amended and restated certificate of incorporation will require approval by holders of at least two thirds of our outstanding capital stock entitled to vote generally in the election of directors. The amendment of our amended and restated bylaws will require approval by the holders of at least two thirds of our outstanding capital stock entitled to vote generally in the election of directors.

Delaware Anti-Takeover Statute

We are subject to Section 203 of the DGCL, which prohibits persons deemed to be “interested stockholders” from engaging in a “business combination” with a publicly held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Board.

Authorized but Unissued Shares

Our authorized but unissued shares of common stock and preferred stock will be available for future issuances without stockholder approval, except as required by the listing standards of the Nasdaq Global Select Market, and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of the company by means of a proxy contest, tender offer, merger or otherwise.

Choice of Forum

Our amended and restated certificate of incorporation provides that, unless we consent to the selection of an alternative forum, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of us; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees or agents to us or our stockholders; (iii) any action asserting a claim against us arising pursuant to any provision of the Delaware General Corporation Law or our amended and restated certificate of incorporation or amended and restated bylaws; or (iv) any action asserting a claim against us governed by the internal affairs doctrine; provided that, the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction; and provided further that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. Our amended and restated certificate of incorporation also provides that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action against us or any of our directors, officers, employees or agents and arising under the Securities Act. While the Delaware Supreme Court recently determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring such a claim arising under the Securities Act against us, our directors, officers, employees or agents in a venue other than in the federal district courts of the United States of America. In such instance, we would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of our amended and restated certificate of incorporation, and this may require significant additional costs associated with resolving such action in other jurisdictions.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation and amended and restated bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law.

Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•	any breach of the director’s duty of loyalty to us or to our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or unlawful stock repurchases or redemptions; and

•	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we can purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into an indemnification agreement with each member of our board of directors and each of our officers. These agreements provide for the indemnification of our directors and officers for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party or other participant, or are threatened to be made a party or other participant, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Equiniti Trust Company, LLC. The transfer agent’s address is 28 Liberty Street, Floor 53, New York, NY 10005.

Exchange Listing

Our common stock is listed on the Nasdaq Global Select Market under the symbol “QNCX”.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2025 with respect to all of the Company’s equity compensation plans under which shares of our common stock may be issued.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	51,499	(2)	548.00	17,176	(3)
Equity compensation plans not approved by security holders(4)	12,474	(5)	564.63	9,567	(6)
Total	63,973		551.22	26,743

*	Gives retroactive effect to the April 2026 Reverse Stock Split and the Reverse Stock Split.

(1)

Includes the 2019 Plan and our 2019 ESPP. For a description of these plans, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Includes 51,499 options issued and outstanding under the 2019 Plan.
(3)

Includes 107,107 shares available for issuance under the 2019 Plan, and 236,427 shares available for issuance under the 2019 ESPP. The number of shares reserved for issuance under the 2019 Plan increased automatically by 176,006 shares on January 1, 2025 and will increase automatically on January 1 of each year by a number of shares of common stock equal to the lesser of (i) 214,635 shares; (ii) 4% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Our compensation committee has not commenced or authorized any offerings pursuant to our 2019 ESPP but may do so at a future time. The number of shares reserved for issuance under the 2019 ESPP increased automatically by 44,001 shares on January 1, 2025 and will increase automatically on January 1 of each year by the number of shares equal to the lessor of (1) 53,658 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such lesser number of shares determined by our board of directors.

(4)	Includes our 2022 Inducement Plan and the Novosteo Plan.
(5)

Includes 16,156 shares of common stock issuable pursuant to outstanding stock options under our Novosteo Plan and 233,330 shares of common stock issuable pursuant to outstanding stock options under our 2022 Inducement Plan, each adopted exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The terms and conditions of the 2022 Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2019 Plan. The Novosteo Plan was assumed by the Company pursuant to the Novosteo Acquisition, which awards if cancelled, will not be reissued.

(6)	Includes 24,679 shares available for issuance under the Novosteo Plan and 166,669 shares available for issuance under the 2022 Inducement Plan.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

For this year’s Special Meeting, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or us. Direct your written request to Quince Therapeutics, Inc., Attn: Secretary, 611 Gateway Boulevard, Suite 273, South San Francisco, California 94080. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Dirk Thye

Chief Executive Officer

Dated: August  , 2026

ANNEX A

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

On May 18, 2026, Quince Therapeutics, Inc., a Delaware corporation (the “Company” or “Quince”), acquired Orphai Therapeutics, LLC (formerly Orphai Therapeutics, Inc., “Orphai”), a Delaware limited liability company and wholly owned subsidiary of Orphai Holdings Therapeutics, Inc., a Delaware corporation (“HoldCo”), in accordance with the terms of the Agreement and Plan of Merger, dated May 17, 2026 (the “Merger Agreement”), by and among the Company, Phoenix Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Phoenix Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), Orphai, and HoldCo. Pursuant to the Merger Agreement, First Merger Sub merged with and into HoldCo, pursuant to which HoldCo was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, HoldCo merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Acquisition”). All of the assets acquired by Quince consisted of the assets of Orphai Therapeutics, LLC (formerly Orphai Therapeutics, Inc.). None of the assets acquired were attributable to HoldCo, the parent entity of Orphai. HoldCo was incorporated solely as a holding company to facilitate the structure of the Acquisition, had no independent operations or assets and held all operating assets through Orphai; accordingly, the historical financial statements of Orphai are presented as the predecessor financial statements for purposes of this pro forma.

Under the terms of the Merger Agreement, following the closing of the Acquisition, the Company issued consideration (i) to the stockholders of HoldCo an aggregate of 162,971 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), as adjusted for the second reverse stock split and 67,101.235 shares of Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), each share of which is convertible into 52.00 shares of Common Stock, as adjusted for the June 29, 2026 reverse stock split, subject to certain conditions, including the approval of such conversion by the Company’s stockholders, (ii) 10,964.505 warrant shares of the Company’s Series C Preferred Stock to Orphai warrant holders. The warrants may be exercised for a fixed number of shares of the Company’s Series C Preferred Stock equal to 50% of the principal amount of each warrant divided by the upfront per share price of the Company’s Preferred stock, multiplied by 1.25. The warrants will become exercisable for Common Stock following approval of the Company Stockholder Matters (as defined below), subject to certain beneficial ownership limitations, and (iii) historical Orphai’s options outstanding and unexercised, whether or not vested, were assumed and converted into and became an option to purchase the Company’s Common Stock (1,887,322 as adjusted for the June 29, 2026 reverse stock split). The number of shares of the Company’s Common Stock subject to each option shall be determined by multiplying the number of shares of the Orphai’s Common Stock subject to the option prior to the transaction by the Exchange Ratio, defined as 0.6935, and rounding down to the nearest whole share. The per share exercise price shall be determined by dividing the per share exercise price of the Orphai’s Common Stock in effect prior to the Transaction by the Exchange Ratio.

Immediately prior to and in connection with the Acquisition, the historical equity structure of Orphai was modified as follows: (a) stockholders of Orphai preferred stock were issued Common Stock or Series C Preferred Stock of the Company, (b) all the outstanding and unexercised warrants of Orphai were cancelled and replaced with a warrant to purchase shares of the Series C Preferred Stock of the Company, and (c) all outstanding convertible notes outstanding were converted into shares of the Company’s Common Stock

On May 18, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”, “Private Placement”, or “Financing”) with the purchasers named therein. Under the Purchase Agreement, which was a closing condition of the Merger Agreement, the Company agreed to sell an aggregate of (i) 144,200.633 shares of Series C Preferred Stock and (ii) warrants (the “Financing Warrants”) to purchase 72,100.322 shares of Series C Preferred Stock for an aggregate cash purchase price of approximately $115 million (collectively, the

“Financing”). Each share of Series C Preferred Stock is convertible into 52.00 shares of Common Stock, as adjusted for the June 29, 2026 reverse stock split, subject to certain conditions, including the approval of such conversion by the Company’s stockholders. Each Financing Warrant will be exercisable beginning on the trading day following the earlier of the Company’s public announcement of (a) top line data from the ongoing LAM-001 Trial and (b) the termination or suspension of the LAM-001 Trial and through the 30th day following such public announcement and will exercisable at a price equal to $996.90 per share of Series C Preferred Stock (or $0.9969 per share on an as-converted-to-common basis) for up to an additional approximately $72 million in additional proceeds if exercised in full. The Financing Warrants will become exercisable for Common Stock following approval of the Company Stockholder Matters (as defined below), subject to certain beneficial ownership limitations.

Under the Merger Agreement and the Purchase Agreement the Company has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration (i) the approval, in accordance with the rules of the Nasdaq Stock Market, LLC (“Nasdaq”) of the conversion of the Series C Preferred Stock into shares of Common Stock, (ii) the approval of the transactions contemplated by the Merger Agreement and the Financing in accordance with applicable Nasdaq listing rules (the “Nasdaq Proposals”), (iii) the amendment of the Company’s amended and restated certificate of incorporation to authorize an increase to the number of authorized shares of the Company’s Common Stock from 250,000,000 up to 800,000,000 shares of Common Stock (the “Charter Amendment Proposal” and, together with the Conversion Proposal and the Nasdaq Proposals, the “Company Stockholder Matters”), (iv) (a) the approval of the Company’s 2026 Equity Incentive Plan, which will provide for new awards for a number of shares of Common Stock not exceeding 15% of the fully diluted shares of capital stock of the Company outstanding immediately after the Financing, and subject to approval by the board of directors of the Company (the “Board”), and which will include an “evergreen” provision providing for an annual increase of up to 5% of the total number of fully diluted shares of capital stock of the Company outstanding as of the day prior to such increase and (b) the approval of the 2026 Employee Stock Purchase Plan with a total pool of shares of Common Stock not exceeding 1% of the fully diluted shares of capital stock of the Company outstanding immediately after the closing of the Financing, and which will include an “evergreen” provision providing for an annual increase of up to 1% of the total number of fully diluted shares of capital stock of the Company outstanding as of the day prior to such increase, and (v) such other changes or approvals as may be mutually agreed by the Company and Orphai. In connection with these matters, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

The unaudited pro forma condensed combined consolidated financial information should be read in conjunction with:

•

Quince’s audited consolidated financial statements, and related notes thereto, for the year ended December 31, 2025, included in Quince’s Annual Report on Form 10-K for the year ended December 31, 2025;

•

Quince’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2026, included in Quince’s Quarterly Report on Form 10-Q for the period ended March 31, 2026;

•	Orphai’s audited financial statements as of and for the year ended December 31, 2025, included as Exhibit 99.1 to this Form 8-K/A;

•	Orphai’s unaudited financial statements as of and for the three months ended March 31, 2026 and 2025, included as Exhibit 99.2 to this Form 8-K/A; and

•	The accompanying notes to the unaudited pro forma condensed combined consolidated financial information.

The unaudited pro forma condensed combined consolidated financial information has been prepared by management in accordance with Article 11, Pro Forma Financial Information, under Regulation S-X, and is for illustrative and informational purposes only. The unaudited pro forma condensed combined consolidated financial is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been consummated as of the dates indicated. In addition, the unaudited pro forma condensed combined consolidated financial information do not purport to project the future financial position or operating results of the combined company.

The historical financial statements of the Company and Orphai have been adjusted in the accompanying unaudited pro forma condensed combined consolidated financial information give effect to pro forma events which are necessary to account for the Acquisition and the Private Placement, in accordance with accounting principles generally accepted in the United States (“GAAP”). The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances.

For accounting purposes, the Company is considered to be the acquiring company and the transaction is accounted for as an asset acquisition as Orphai did not meet the definition of a business under Accounting Standard Codification Topic 805, Business Combinations (“ASC 805”) as substantially all of its value was in the In Process Research & Development (“IPR&D”) asset. Accordingly, the assets and liabilities of the Company will be recorded as of the Acquisition closing date at their respective carrying values, and the acquired net assets and assumed liabilities of Orphai will be recorded as of the Acquisition closing date at their fair value. The Company was determined to be the accounting acquirer based upon the terms of the Acquisition.

As a result of the foregoing, the unaudited pro forma condensed combined consolidated financial information is based on the preliminary information available and management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed. The actual purchase accounting assessment may vary based on final analyses of the valuation of assets to be acquired and liabilities to be assumed, particularly in regard to indefinite and definite-lived intangible assets and deferred tax assets and liabilities, which could be material.

The Company effected an initial reverse stock split of our outstanding common stock and Exchangeable Shares at a ratio of 1-for-10, effective as of 11:59 p.m., Eastern Time, on April 10, 2026. The Company has reflected the reverse stock split herein, unless otherwise indicated. However, the information set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 has not been adjusted to give effect to such reverse stock split.

The Company effected a second reverse stock split of our outstanding common stock and exchangeable Shares at a ratio of 1-for-20, effective as of 11:59 p.m., Eastern Time, on June 29, 2026. The Company has reflected the reverse stock split herein, unless otherwise indicated. However, the information set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026 has not been adjusted to give effect to such reverse stock split.

QUINCE THERAPEUTICS, INC., AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2026

(in thousands)

	Quince	Orphai (a)	Private Placement Adjustments (b)	Acquisition Pro Forma Adjustments			Pro Forma Combined Company
ASSETS
Current assets:
Cash and cash equivalents	$18,163	$431	$115,000	$(4,298)	(c	)	$129,296
Prepaid expenses and other current assets	7,417	266	—	—			7,683

Total current assets	25,580	697	115,000	(4,298)			136,979

Property and equipment, net	550	—	—	—			550
Operating lease right-of-use assets, net	415	—	—	—			415
Other assets	78	—	—	—			78

Total assets	$26,623	$697	$115,000	$(4,298)			$138,022

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,392	$1,726	$—	$—			$7,118
Accrued expenses and other current liabilities	3,376	620	11,361	2,139	(d	)	17,496

Total current liabilities	8,768	2,346	11,361	2,139			24,614
Long-term operating lease liabilities	293	—	—	—			293
Convertible notes	—	10,447	—	(10,447)	(e	)	—
Warrant liabilities	694	3,012	11,536	58	(f	)	15,300
Other non-current liabilities	1,196	—	—	—			1,196

Total liabilities	10,951	15,805	22,897	(8,250)			41,403

Mezzanine equity:
Preferred stock – Series C	—	—	93,243	48,146	(g	)	141,389
Redeemable convertible preferred stock	—	35,912	—	(35,912)	(h	)	—
Stockholders’ equity:
Preferred stock	—	—	—	—			—
Common stock	14	478	—	(475)	(h	)	17
Additional paid in capital	435,587	78,463	—	(71,881)	(h	)	442,169
Accumulated other comprehensive loss	4,610	—	—	—			4,610
Accumulated deficit	(424,539)	(129,961)	(1,140)	64,074	(h	)	(491,566)

Total stockholders’ equity	15,672	(51,020)	(1,140)	(8,282)			(44,770)

Total liabilities, mezzanine equity and stockholders’ equity	$26,623	$697	$115,000	$(4,298)			$138,022

QUINCE THERAPEUTICS, INC., AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2026

(In thousands, except share and per share amounts)

	Quince	Orphai (a)	Private Placement Adjustments (b)	Acquisition Pro Forma Adjustments			Pro Forma Combined Company
Operating expenses:
Research and development	$6,845	$1,410	$—	$—			$8,255
General and administrative	4,267	1,009	—	—			5,276
Intangible asset impairment charge	67,808	—	—	—			67,808
Fair value adjustment for contingent consideration	(64,330)	—	—	—			(64,330)

Total operating expenses	14,590	2,419	—	—			17,009

Loss from operations	(14,590)	(2,419)	—	—			(17,009)
Fair value adjustment for debt	12,168	—	—	—			12,168
Fair value adjustment of notes	—	(946)	—	946	(f	)	—
Fair value adjustment of warrants	31,116	397	—	(397)	(f	)	31,116
Interest income	160	3	—	—			163
Other income (expense), net	1,719	16	—	—			1,735

Net loss before income tax benefit	30,573	(2,949)	—	549			28,173

Income tax benefit (loss)	5,339	—	—	—			5,339

Net income (loss)	35,912	(2,949)	—	549			33,512

Other comprehensive loss:
Foreign currency translation adjustments	(1,135)	—	—	—			(1,135)
Unrealized loss on available-for-sale securities	(5)	—	—	—			(5)

Total comprehensive income (loss)	$34,772	$(2,949)	$—	$549			$32,372

Net income (loss) per share – basic (1)	$71.91						$2.88	(h	)

Weighted average shares of common stock outstanding – basic (1)	456,014			11,150,699	(g	)	11,606,713	(h	)

Net income (loss) per share – diluted (1)	$57.58						$2.33	(h	)

Weighted average shares of common stock outstanding – diluted (1)	459,520			11,150,699	(g	)	11,610,219	(h	)

(1)	Adjusted prior period net income (loss) per share and weighted average of common shares outstanding to reflect the 1-for-20 reverse stock split effected on June 29, 2026.

QUINCE THERAPEUTICS, INC., AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025

(in thousands, except share and per share amounts)

	Quince	Orphai (a)	Private Placement Adjustments (b)	Acquisition Pro Forma Adjustments			Pro Forma Combined Company
Operating expenses:
Research and development	$35,382	$4,004	$—	$59,000	(c	)	$98,386
General and administrative	15,047	2,162	—	6,437	(d	)	23,646
Goodwill impairment charge	—	—	—	—			—
Fair value adjustment for contingent consideration	7,639	—	—	—			7,639
Loss on acquisition	—	—	—	450	(e	)	450

Total operating expenses	58,068	6,166	—	65,887			130,121

Loss from operations	(58,068)	(6,166)	—	(65,887)			(130,121)
Fair value adjustment for debt	(2,043)	—	—	—			(2,043)
Fair value adjustment of notes	—	(1,413)	—	1,413	(f	)	—
Fair value adjustment of warrants	(21,470)	(2,239)	—	2,239	(f	)	(21,470)
Loss of exchange of convertible notes	—	(1,502)	—	1,502	(f	)	—
Warrant issuance costs	(914)	—	(1,140)	—			(2,054)
Interest income	1,244	32	—	—			1,276
Other income (expense), net	486	(4)	—				482

Net loss before income tax expense	(80,765)	(11,292)	(1,140)	(60,733)			(153,930)

Income tax expense	(3,214)	—	—	—			(3,214)

Net loss	(83,979)	(11,292)	(1,140)	(60,733)			(157,144)

Other comprehensive loss:
Foreign currency translation adjustments	5,849	—	—	—			5,849
Unrealized gain (loss) on available-for-sale securities	(64)	—	—	—			(64)

Total comprehensive loss	$(78,194)	$(11,292)	$(1,140)	$(60,733)			$(151,359)

Net loss per share – basic and diluted (1)	$(335.27)						$(13.78)	(h	)

Weighted average shares of common stock outstanding – basic and diluted (1)	250,484			11,150,699	(g	)	11,401,183	(h	)

(1)

Adjusted prior period net income (loss) per share and weighted average of common shares outstanding to reflect the 1-for-10 reverse stock split effected on April 10, 2026 and 1-for-20 reverse stock split effected on June 29, 2026.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

Note 1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined consolidated financial information and related notes are prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 20, 2020.

The accounting policies used in the preparation of the unaudited pro forma consolidated and combined financial information are those set forth in the Company’s audited consolidated financial statements for the year ended December 31, 2025. Management conducted a comprehensive review of the accounting policies of both the Company and Orphai to identify potential policy differences. Based on information available and management’s current understanding, no significant accounting policy differences have been identified that would require adjustments to the unaudited pro forma consolidated and combined financial information. Both the Company’s and Orphai’s historical financial statements were prepared in accordance with GAAP and presented in U.S. dollars.

The unaudited pro forma condensed combined consolidated financial information was prepared under the assumption that the Company is the accounting acquirer. The Company identified Orphai as a variable interest entity (“VIE”) under Accounting Standard Codification Topic 810, Consolidations (ASC 810), where the Company is the primary beneficiary. The transaction is accounted for as an asset acquisition as Orphai did not meet the definition of a business under Accounting Standard Codification Topic 805, Business Combinations (“ASC 805”) as substantially all of its value was in the In Process Research & Development asset. Accordingly, the assets and liabilities of the Company will be recorded as of the Acquisition closing date at their respective carrying values, and the acquired net assets and assumed net liabilities of Orphai will be recorded as of the Acquisition closing date at their fair value. The Company was determined to be the accounting acquirer based upon the terms of the Acquisition.

The unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2026 combines the historical consolidated balance sheets of Quince and Orphai as of such date, giving effect to adjustments depicting the accounting for the Acquisition and Private Placement. The unaudited pro forma condensed combined consolidated statements of operations for the three months ended March 31, 2026 and the year ended December 31, 2025, combines the historical consolidated statements of operations of Quince and Orphai, giving effect to adjustments made on the unaudited pro forma condensed combined consolidated balance sheet depicting the accounting for the Acquisition and Private Placement assuming the Acquisition and Private Placement were consummated on January 1, 2025.

The unaudited pro forma condensed combined consolidated financial information and related notes are provided for illustrative purposes only and do not purport to represent what the combined company’s actual results of operations or financial position would have been had the Acquisition been completed on the dates indicated, nor are they necessarily indicative of the combined company’s future results of operations or financial position for any future period. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein.

The unaudited pro forma condensed combined consolidated financial information also do not reflect any cost savings or operating synergies that the combined company may achieve as a result of the Acquisition, the total expected costs to integrate the operations of Quince and Orphai, or the total expected costs necessary to achieve such cost savings and operating synergies. Although the Company believes that certain cost savings may result from the Acquisition, there can be no assurance that these cost savings will be achieved.

Note 2. Estimate of Consideration Transferred and Preliminary Allocation of Consideration Transferred

The transaction was accounted for under asset acquisition accounting in accordance with ASC 805, and as such, assets acquired and liabilities assumed were recorded at their estimated fair values on the acquisition date. Under ASC 810, the Company had identified Orphai as a VIE but did not meet the definition of a business, no goodwill is recognized and in accordance with ASC 805, a loss (or gain) is recognized for the difference between the consideration transferred and the fair value of the net assets acquired. The fair value of the assets and liabilities in the unaudited pro forma condensed combined consolidated financial information are based upon a preliminary assessment of fair value and may change as the valuation for the intangible asset is finalized.

The fair value of the preliminary estimated consideration transferred totaled $58.6 million, summarized as follows (in thousands):

Fair Value of Consideration
Common stock consideration (a)	$3,242
Preferred stock consideration (b)	48,146
Warrant consideration (c)	3,070
Assumed share-based awards (d)	4,161

Fair value of total consideration transferred	$58,619

(a)

The preliminary estimated fair value of consideration transferred was based on 162,971 shares of Common Stock issued multiplied by the closing price of Quince common stock as of the acquisition date of May 18, 2026.

(b)	The preliminary estimated fair value of 67,101.235 shares of Series C Preferred Stock was based on the fair value of the Series C Preferred Stock issued in the Private Placement transaction.
(c)	The fair value of the warrants issued was determined utilizing the Black-Scholes-Merton option pricing model. Quince issued 10,964.505 warrants of Series C Preferred Stock.
(d)

Each outstanding and unexercised option award to purchase shares of Orphai Common Stock was converted into an option award in respect of a number of shares of common stock of the Company equal to the product of (i) the number of shares of Orphai Common Stock subject to the award (1,887,322) multiplied by (ii) the equity award Exchange Ratio of 0.6935.

The calculation of consideration transferred includes the portion of fair-value-based measure of the acquiree award that relates to the pre-combination service period in consideration transferred. The excess value of the replacement Quince awards as well as the fair-value-based measure of the acquiree award related to the post combination service period will be recorded as post combination compensation cost over the remaining service term.

For purposes of this pro forma analysis, the above estimated consideration transferred has been allocated based on a preliminary estimate of the fair value of assets and liabilities to be acquired, with the excess recorded to loss on acquisition (in thousands).

Preliminary estimate of the assets acquired and liabilities assumed	Estimated Fair Value
Assets acquired:
Cash and cash equivalents	$8,001
Prepaid expenses and other current expenses	451
In-process research and development (“IPR&D”) (e)	59,000

Total assets acquired	67,452
Liabilities assumed:
Trade payables	(3,097)
Accrued expenses and other current liabilities	(6,186)

Total liabilities assumed	(9,283)

Fair value of assets acquired and liabilities assumed	58,169

Loss on acquisition (f)	$450

(e)

IPR&D represents the research and development projects of Orphai which were in-process, but not yet completed, and which Quince plans to advance. Current accounting standards (ASC 730) require that the fair value of IPR&D projects acquired in an asset acquisition with no alternative future use be allocated a portion of the consideration transferred and charged to expenses at the acquisition date. The final valuation of the IPR&D consideration could differ significantly from the current estimate.

(f)

The loss on acquisition represents the difference between the acquisition date fair value of the consideration transferred and the measurement of the assets acquired, and liabilities assumed applying ASC 805 Business Combinations.

The preliminary allocation of consideration transferred above, which is as of the acquisition date of May 18, 2026 has been used to prepare the pro forma adjustments in the unaudited pro forma condensed combined consolidated balance sheet and unaudited pro forma condensed combined consolidated statement of operations.

The fair values of assets acquired and liabilities assumed are based on preliminary estimates of fair values as of the acquisition date. Management believes the fair values recognized for the assets acquired and liabilities assumed are based on reasonable estimates and assumptions. Preliminary fair value estimates may change as additional information becomes available. There can be no assurance that the final determination will not result in material changes from these preliminary amounts.

Note 3. Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined consolidated financial information:

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2026

(a)	Reflects the unaudited consolidated balance sheet for Orphai as of March 31, 2026.

(b)

Reflects the Private Placement that was a closing condition of the merger and reflects (1) the gross proceeds raised of $115,000 thousand received from the Private Placement transaction, (2) the direct transaction costs incurred of $11,361 thousand; (3) the issuance of Financing Warrants recorded at the fair value of the Financing Warrant liability; (4) the issuance of 144,200.633 new Series C Preferred Stock, net of allocated transaction fees of $93,243 thousand; and (5) the allocated Financing Warrant issuance costs of $1,140 thousand.

(c)

Reflects an adjustment to cash on hand that is payable upon consummation of the acquisition $4,298 thousand representing the Orphai’s expense paid by Quince, on behalf of Orphai to a third party and reflected in Orphai’s opening balance sheet.

(d)

Represents the adjustments related to acquisition-related cost incurred, reflected in increased Accrued expenses and other current liabilities of $2,139 thousand, which includes the accrual of acquisition-related costs of $6,437 and the payment of Orphai’s expenses of $4,298 described in (c).

(e)	Represents the adjustments of $10,447 thousand to Orphai’s convertible notes, which were not assumed by Quince as they were converted to Series C Preferred Stock and warrants.

(f)

Represents the adjustment to record the estimated fair value of the warrant liability of $3,070 thousand, offset by the adjustment to the historical Orphai warrant liability of $3,012 thousand, which were converted to Quince issued warrants as part of Acquisition.

(g)	Represents the adjustment to record the estimated fair value of the issuance of the 67,101.235 Series C Preferred Stock issued, with a par value of $0.001, of $48,146 thousand.

(h)	Reflects adjustments to eliminate Orphai’s historical equity balances, adjustments related to the acquisition, and to record estimated consideration of equity consideration (in thousands).

Elimination of Orphai historical preferred stock	$(35,912)

Pro forma adjustment to preferred stock	$(35,912)

Elimination of Orphai historical common stock	$(478)
Common stock issued as part of equity consideration of the acquisition	3

Pro forma adjustment to common stock	$(475)

Elimination of Orphai historical paid-in capital in excess of par value	$(78,463)
To reflect the fair value of the common stock issued in excess of par value	3,239
Fair value of assumed share-based awards as part of acquisition	4,161
Net acquired assets and assumed liabilities	(818)

Pro forma adjustment to paid-in capital in excess of par value	$(71,881)

Elimination of Orphai accumulated deficit	$129,961
Estimated transaction costs	(6,437)
In-process research and development	(59,000)
Loss on acquisition	(450)

Pro forma adjustment to accumulated deficit	$64,074

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations and Comprehensive Loss for the Three Months Ended March 31, 2026 and the Year Ended December 31, 205

(a)

Reflects the audited consolidated statement of operations and comprehensive loss for Orphai for the year ended December 31, 2025 and the unaudited consolidated statement of operations and comprehensive loss for Orphai for the three months ended March 31, 2026.

(b)	Reflects the Private Placement and the transaction costs allocated to the issuance of Financing Warrants of $1,140 thousand.

(c)	Reflects the expense of the fair value of IPR&D project acquired in an asset acquisition with no alternative future use of $59,000 thousand.

(d)

Reflects the acquisition-related costs incurred by Quince subsequent to March 31, 2026 and are reflected in (1) accumulated deficit and accrued expenses in the unaudited pro forma condensed combined consolidated balance sheet and (2) general and administrative expenses in the unaudited pro forma condensed combined consolidated statements of operations and comprehensive income for the year ended December 31, 2025.

(e)	Reflects adjustments due to loss on acquisition as a result of the difference between the consideration transferred and the fair value of the assets acquired and liabilities assumed.

(f)

Reflects the adjustment of $5,154 thousand for the year ended December 31, 2025, for the change in fair value of Orphai notes ($1,413 thousand), change in fair value of Orphai warrants ($2,239 thousand), and loss of exchange of convertible notes ($1,502 thousand), as they were converted to Quince’s warrants and Series C Preferred Stock.

Reflects the adjustment of $549 thousand for the three months ended March 31, 2026, for the change in fair value of Orphai notes ($946 thousand), offset by the change in fair value of Orphai warrants for Orphai ($397 thousand), as they were converted to Quince’s warrants and Series C Preferred Stock.

(g)	Reflects the adjustments to the weighted average shares outstanding for the Acquisition and Private Placement.

	Three Months Ended March 31, 2026		Year Ended December 31, 2025
	Basic	Diluted	Basic	Diluted
Quince weighted average shares outstanding	456,014	456,014	250,484	250,484
Quince common stock issued in Acquisition	162,971	162,971	162,971	162,971
Quince preferred stock issued in Acquisition (i) (ii)	3,489,281	3,489,281	3,489,281	3,489,281
Quince preferred stock issued in Private Placement (i) (ii)	7,498,447	7,498,447	7,498,447	7,498,447
Pre-funded warrants from Quince	—	3,140	—	—
Outstanding options from Quince	—	366	—	—

Pro Forma combined shares outstanding	11,606,713	11,610,219	11,401,183	11,401,183

(i)	Presented on an as-converted basis to Common Stock.
(ii)

The Company’s Series C Preferred Stock is contractually structured to participate in the economic risks and rewards of common stock on an identical, one-for-one basis and possesses mandatory conversion features. Consequently, these shares are treated as common stock equivalents for financial reporting purposes. The weighted-average number of these preferred shares has been included in the denominator of the basic and diluted earnings per share calculation and no preferred dividend deduction is made from net income in the numerator.

(h)

Basic net income (loss) per share of common stock is determined by dividing net income (loss), after considering income (loss) attributable to participating securities, by the weighted average number of common shares outstanding, including the Company’s Series C Preferred Stock, during the period. The Series C Preferred Stock is contractually structured to participate in the economic risks and rewards of common stock on an identical, one-for-one basis and possesses mandatory conversion features.

Diluted net income (loss) per share of common stock includes the effect of Quince’s warrants and share-based awards if the inclusion of these items is dilutive.

	March 31,	December 31,
	2026	2025
Numerator:
Net income (loss)	$33,512	$(157,144)
Undistributed earnings allocated to participating securities	(125)

Net income (loss) – basic	$33,387	$(157,144)
Net income (loss)	$33,512	$(157,144)
Fair value adjustment for pre-funded warrants	(6,358)	—
Undistributed earnings allocated to participating securities	(101)	—

Net income (loss) – diluted	$27,053	$(157,144)
Denominator:
Weighted average shares of common stock outstanding – basic	11,606,713	11,401,183
Effect of dilutive shares
Pre-funded warrants from Quince	3,140	—
Outstanding options from Quince	366	—
Weighted average shares of common stock outstanding – diluted	11,610,219	11,401,183
Net income (loss) per share – basic	$2.88	$(13.78)
Net income (loss) per share – diluted	$2.33	$(13.78)

ANNEX B

AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

QUINCE THERAPEUTICS, INC.

Quince Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

First: That the name of this corporation is Quince Therapeutics, Inc., and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware on June 20, 2012, under the name “Cortexyme, Inc.” The Certificate of Incorporation was amended and restated by an Amended and Restated Certificate of Incorporation on May 13, 2019, and further amended by Certificate of Amendments to the Amended and Restated Certificate of Incorporation on August 1, 2022, April 9, 2026 and June 26, 2026 (together, the “Certificate of Incorporation”).

Second: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation as follows:

Article IV, Section 1 shall be amended and restated to read in its entirety as follows:

“ARTICLE IV

Section 1. The total number of shares of all classes of stock that the Corporation has authority to issue is 285,000,000 shares, consisting of two classes: 275,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

Effective as of 11:59 p.m. Eastern time on June 29, 2026 (the “Effective Time”), each twenty (20) shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding shall be combined into one share of Common Stock, par value $0.001 per share (the “Old Common Stock”), either issued or outstanding, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each twenty shares of Old Common Stock issued and outstanding immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

Third: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

Fourth: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

Fifth: This amendment to the Certificate of Incorporation shall be effective on and as of the effective time of 5:00 p.m., Eastern Time, on [***DATE***].

Quince Therapeutics, Inc.

By:
Name: Dirk Thye
Title: Chief Executive Officer

ANNEX C

2026 EQUITY INCENTIVE PLAN

QUINCE THERAPEUTICS, INC.

2026 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: July 29, 2026

APPROVED BY THE STOCKHOLDERS: [   ], 2026

1.	GENERAL.

(a) Successor to Prior Plans. The Plan is the successor to the Prior Plans. As of the Effective Date, (i) no additional awards may be granted under the Prior Plans; and (ii) all outstanding awards granted under a Prior Plan will remain subject to the terms of such Prior Plan. All Awards granted under this Plan will be subject to the terms of this Plan.

(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but any Award granted prior to the Effective Date will be conditioned on stockholder approval of the Plan.

2.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed (i) 821,872 shares, plus (ii) up to 1,377,845 Returning Shares, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to 5% of the Share Reserve Increase Stock outstanding as of December 31 of the preceding year; provided, however, that the Board may act prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 7,000,000 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c)(3), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

2.	ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

4.	OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each applicable Award Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the applicable Award Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the applicable Award Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the applicable Award Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the applicable Award Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law; or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This

Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.	AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each applicable Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any applicable Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the applicable Award Agreement, (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination, and (3) the Participant will have no further right, title or interest in the Restricted Stock Award or RSU Award, the shares of Common Stock subject to or issuable pursuant to the Restricted Stock Award or RSU Award, or any consideration in respect of the Restricted Stock Award or RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the applicable Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.	ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.

8.	TAX WITHHOLDING.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy, any Tax-Related Item withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Item withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (vi) allowing the Participant to enter into a “same day sale” commitment with a broker-dealer (including, without limitation, a commitment under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act); or (vii) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of overwithholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of underwithholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.

9.	MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.	COVENANTS OF THE COMPANY.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.	SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12.	TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date; or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13.	DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(d) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(e) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Award Agreement will be subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(g) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company or any Affiliate, the employment policies of the Company or any Affiliate, or of any statutory or other duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the Company or any Affiliate; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company or any Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company, any Affiliate, or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Quince Therapeutics, Inc. a Delaware corporation.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the

Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulations Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Director” means a member of the Board.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the date that this Plan is approved by the Company’s stockholders.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ii) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(jj) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(kk) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ll) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(mm) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(nn) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(oo) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(pp) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue, or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(qq) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.

(rr) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ss) “Plan” means this Quince Therapeutics, Inc. 2026 Equity Incentive Plan, as amended from time to time.

(tt) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(uu) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(vv) “Prior Plans” means (i) the Quince Therapeutics, Inc. 2019 Equity Incentive Plan, as amended from time to time, (ii) the Novosteo Inc. 2019 Equity Incentive Plan, as amended from time to time, (iii) the Quince Therapeutics, Inc. 2022 Inducement Plan, as amended from time to time, (iv) the Orphai Therapeutics Inc. 2025 Stock Incentive Plan, as amended from time to time, and (v) the Orphai Therapeutics Inc. 2013 Employee, Director and Consultant Equity Incentive Plan, as amended from time to time.

(ww) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(xx) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(yy) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plans (including, but not limited to, outstanding stock awards assumed by the Company in connection with the transaction contemplated by that certain Agreement and Plan of Merger by and between the Company, Orphai Therapeutics Inc., and certain other parties, dated May 17, 2026) that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(zz) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(bbb) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ccc) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(ddd) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(eee) “Securities Act” means the Securities Act of 1933, as amended.

(fff) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(ggg) “Share Reserve Increase Stock” means, as of the applicable time of measurement, the sum of (i) the number of shares of Capital Stock issued and outstanding and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations).

(hhh) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(iii) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(jjj) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.

(kkk) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(lll) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

ANNEX D

2026 EMPLOYEE STOCK PURCHASE PLAN

QUINCE THERAPEUTICS, INC.

2026 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: July 29, 2026

APPROVED BY THE STOCKHOLDERS: [   ], 2026

1.	GENERAL; PURPOSE.

(a) The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.

(b) The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan to the extent the Offering is made under the 423 Component), and the Company will designate which Designated Company is participating in each separate Offering.

(c) The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	ADMINISTRATION.

(a) The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c). References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Companies, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Companies, (C) which Affiliates or Related Corporations may be excluded from participation in the Plan, and (D) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii) To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Company, do not have to comply with the requirements of Section 423 of the Code.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any applicable Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee (or its delegate) and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee (or a delegate of the Committee), the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 142,045 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1, 2027 and ending on (and including) January 1, 2036 in an amount equal to the lesser of (x) one percent (1%) of the Share Reserve Increase Stock outstanding as of December 31st of the preceding calendar year, and (y) 284,090 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	GRANT OF PURCHASE RIGHTS; OFFERING.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless such Participant otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of such Participant’s Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	ELIGIBILITY.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may (unless prohibited by Applicable Law) require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide (unless prohibited by Applicable Law) that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude (unless prohibited by Applicable Law) from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company, a Related Corporation or an Affiliate, or a subset of such highly compensated employees.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, such individual will not receive any Purchase Right under that Offering.

(c) No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f) Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.	PURCHASE RIGHTS; PURCHASE PRICE.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage of earnings (as defined by the Board in each Offering) or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be no less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	PARTICIPATION; WITHDRAWAL; TERMINATION.

(a) An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering and to the extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.

(d) Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a

Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f) Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.	EXERCISE OF PURCHASE RIGHTS.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless the payment of interest is otherwise required by Applicable Law).

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9.	COVENANTS OF THE COMPANY.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant

Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.	DESIGNATION OF BENEFICIARY.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding Offerings either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Board in its discretion), or may elect to permit Offerings to expire in accordance with their terms.

(c) Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.	TAX QUALIFICATION; TAX WITHHOLDING.

(a) Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b) Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

(c) The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14.	EFFECTIVE DATE OF PLAN.

The Plan will become effective immediately prior to and contingent upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15.	MISCELLANEOUS PROVISIONS.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d) The Plan and any controversy arising out of or relating to the Plan will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

(e) If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f) If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

16.	DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b) “Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the New York Stock Exchange, Nasdaq Stock Market or the Financial Industry Regulatory Authority).

(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(h) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Quince Therapeutics, Inc., a Delaware corporation.

(k) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and, with respect to the 423 Component, to the extent permitted by Section 423.

(l) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Designated 423 Company” means any Related Corporation selected by the Board as participating in the 423 Component.

(n) “Designated Company” means any Designated Non-423 Company or Designated 423 Company, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.

(o) “Designated Non-423 Company” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.

(p) “Director” means a member of the Board.

(q) “Effective Date” means the date that this Plan is approved by the Company’s stockholders.

(r) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(s) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Employee Stock Purchase Plan” means a plan that grants purchase rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code.

(w) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the New York Stock Exchange, the Nasdaq Stock Market and the Financial Industry Regulatory Authority).

(x) “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(y) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(z) “Offering Date” means a date selected by the Board for an Offering to commence.

(aa) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(bb) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(cc) “Plan” means this Quince Therapeutics, Inc. 2026 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(dd) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(ee) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ff) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(gg) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(hh) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ii) “Share Reserve Increase Stock” means, as of the applicable time of measurement, the sum of (i) the number of shares of Capital Stock issued and outstanding and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations).

(jj) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

(kk) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

PRELIMINARY PROXY - SUBJECT TO COMPLETION

SPECIAL MEETING OF STOCKHOLDERS QUINCE THERAPEUTICS, INC. September , 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy Card are available at www.eqproxyportal.com/43164/special. Please sign, date and promptly return your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Please detach along perforated line and mail in the envelope provided. 00030003030333000000 7 092526 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in a change of control of the Company pursuant to Nasdaq Listing Rule 5635(b), as described in Proposal One of the Proxy Statement, FOR the approval of the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d), as described in Proposal Two of the Proxy Statement, FOR the approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000, as described in Proposal Three of the Proxy Statement, FOR the approval of the 2026 Equity Incentive Plan, as described in Proposal Four of the Proxy Statement, FOR the approval of the 2026 Employee Stock Purchase Plan, as described in Proposal Five of the Proxy Statement, and FOR the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3, as described in Proposal Six of the Proxy Statement. 1. To approve the issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b). 2. To approve the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d). 3. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000. 4. To approve the 2026 Equity Incentive Plan. 5. To approve the 2026 ESPP. 6. To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3. NOTE: Such other business as may properly come before the meeting or adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS QUINCE THERAPEUTICS, INC. September , 2026, at 11:00 a.m. Eastern Time PROXY VOTING INSTRUCTIONS INTERNET - Access www.voteproxy.com and follow the instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting. MAIL - Sign, date and promptly return your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The meeting will be hosted virtually at the website edge.media-server.com/mmc/p/yb6vakam. Use the password quince2026 and have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy Card are available at www.eqproxyportal.com/43164/special. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet. 00030003030333000000 7 092526 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Our Board of Directors recommends that you vote FOR the approval of the issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in a change of control of the Company pursuant to Nasdaq Listing Rule 5635(b), as described in Proposal One of the Proxy Statement, FOR the approval of the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d), as described in Proposal Two of the Proxy Statement, FOR the approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000, as described in Proposal Three of the Proxy Statement, FOR the approval of the 2026 Equity Incentive Plan, as described in Proposal Four of the Proxy Statement, FOR the approval of the 2026 Employee Stock Purchase Plan, as described in Proposal Five of the Proxy Statement, and FOR the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3, as described in Proposal Six of the Proxy Statement. indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To approve the issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b). 2. To approve the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d). 3. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000. 4. To approve the 2026 Equity Incentive Plan. 5. To approve the 2026 ESPP. 6. To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3. NOTE: Such other business as may properly come before the meeting or adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NOS. 1, 2, 3, 4, 5, AND 6. Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Special Meeting of Stockholders of QUINCE THERAPEUTICS, INC. Tuesday, September , 2026 11:00 a.m. Eastern Time via live webcast at edge.media-server.com/mmc/p/yb6vakam Online check-in will commence at 10:30 a.m. Eastern Time. Password: quince2026 YOUR VOTE IS IMPORTANT: Even if you plan to attend the Special Meeting online, please vote your shares by proxy, telephone or internet prior to the meeting. QUINCE THERAPEUTICS, INC. This Proxy is Solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Dirk Thye and Brendan Hannah, and each of them, as proxies for the undersigned, each to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Quince Therapeutics, Inc. that the undersigned stockholder(s) may be entitled to vote at the

Special Meeting of Stockholders of Quince Therapeutics, Inc. to be held on September , 2026, at 11:00 a.m. Eastern Time (local time), via live webcast on the internet at edge.media-server.com/mmc/p/yb6vakam, and any and all adjournments or postponements thereof, with all powers that the undersigned(s) would possess if personally present, on all matters set forth on the reverse side and in accordance with the instructions set forth on the reverse side, with discretionary authority as to any other business that may properly come before the Special Meeting. The undersigned hereby acknowledge(s) receipt of a copy of Quince Therapeutics, Inc.’s Definitive Proxy Statement dated August , 2026. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by fil-ing this proxy with the Secretary of Quince Therapeutics, Inc., gives notice of such revocation. This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the approval of the issuance of shares of our common stock, upon conversion of our Series C Preferred Stock and exercise of the Warrants and Orphai Options, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and our Board, result in a change of control of the Company pursuant to Nasdaq Listing Rule 5635(b), as described in Proposal One of the Proxy Statement, FOR the approval of the issuance of shares of our common stock, upon conversion of the PIPE Preferred Shares and upon exercise of the PIPE Warrants pursuant to Nasdaq Listing Rule 5635(d), as described in Proposal Two of the Proxy Statement, FOR the approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 250,000,000 to 275,000,000, as described in Proposal Three of the Proxy Statement, FOR the approval of the 2026 Equity Incentive Plan, as described in Proposal Four of the Proxy Statement, FOR the approval of the 2026 Employee Stock Purchase Plan, as described in Proposal Five of the Proxy Statement, and FOR the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3, as described in Proposal Six of the Proxy Statement. 1.1 (Continued and to be signed on the reverse side)